JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Hotline 1800 568 7000
Main Line (65) 6560 0056
Facsimile (65) 6565 5301

Our Ref: **To be advised**
Allocation No: **To be advised**
Case ID: **To be advised**

**05 April 2021**

Sent via Email:
admin@ifsc.sg

**IFSC PTE. LTD.**

| Offered Tenancy Period: |
|---|
| **14 June 2021** to **02 November 2022** |

71 AYER RAJAH CRESCENT
#03-07
SINGAPORE 139951

| Action Required By: |
|---|
| **13 April 2021** |

Dear Sirs

**OFFER FOR TENANCY OF JTC PREMISES AT 71 AYER RAJAH CRESCENT #03-06 SINGAPORE 139951 ("PREMISES")**

1. Thank you for your interest in renting the JTC Premises. This letter, together with the Attachment, comprise our offer to rent the Premises to you ("Offer") for the period from **14 June 2021** to **02 November 2022** ("Term").

2. The terms of your Tenancy are in the Attachment.

3. To accept our Offer, please do the following by **13 April 2021**:

| | Action Required for Acceptance |
|---|---|
| (a) | **Prepare the Letter of Acceptance** (format enclosed). |
| (b) | **Complete, sign and return by post to us the duly completed and signed Letter of Acceptance**, and **all additional documents** which we have listed in *Attachment (Part 2)* (if any). |
| (c) | **Make full payment** of the required sums (see payment breakdown and method in the *Attachment (Part 1)*). |
| (d) | It is compulsory for subsequent payments under the Tenancy to be paid by GIRO deduction. |

JTC Corporation
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Hotline 1800 568 7000
Main Line (65) 6560 0056
Facsimile (65) 6565 5301

| | |
|---|---|
| | You are required to complete and return by post to us a **duly completed original GIRO authorisation form** (available for download on Customer Service Portal) by **13 April 2021.** |

There will be no Tenancy between us if we do not receive by **13 April 2021** -

(a) your duly signed original Letter of Acceptance;

(b) full payment;

(c) your duly completed original GIRO authorisation form, or your written confirmation that all payments under the Tenancy are to be paid from your existing GIRO account with us; and

(d) all additional documents which we have listed in ***Attachment (Part 2)*** (if any).

In such event, all payments (except for the application deposit, which will be forfeited) will be refunded to you (without interest).

4. Please login to JTC's Customer Service Portal with CorpPass to access your future monthly e-statements.

5. If you have any queries, you may contact Clara Woon at 6883 3766 or Clara_Woon@jtc.gov.sg.

Yours faithfully

wooncc-jtc Digitally signed by wooncc-jtc Date: 2021.04.05 09:24:21 +08'00'

**Clara Woon**
**Manager**
**Start-Up Dept**
**InfoComm Media & Start-Up Cluster**

| | | |
|---|---|---|
| ***Attachment:*** | *Part 1:* | *Details* |
| | *Part 2:* | *Key Terms* |
| | *Part 3:* | *Special Terms* |
| | *Part 4:* | *Standard Terms* |
| | *Part 5:* | *Guidelines for Reinstatement Work LaunchPad @ one-north Blk 71* |
| ***Enclosed:*** | *Format of Letter of Acceptance* | |

## PART 1 (Details)

| | |
|---|---|
| Premises | 71 AYER RAJAH CRESCENT #03-06 SINGAPORE 139951 |
| Term | 14 June 2021 to 02 November 2022 |
| Tenancy Commencement Date | 14 June 2021 |
| Possession Date<br>*(date the Premises will be handed to you)* | 14 April 2021 |
| Rent per month | $1,399.50 |
| Service Charge per month | $323.80 |
| Security Deposit Amount<br>*(equivalent to 1 month's fixed recurring charges)* | $1,723.30 |
| Standard Rent-Free Period<br>*(During the Standard Rent-Free Period, Rent and Service Charge are not payable.)* | From Possession Date to 13 June 2021 |
| Authorised Use | Research and Development of IT Systems (Software solutions) |
| Estimated Area ("Area") | 90.70 $m^2$ |
| *Maximum Floor Loading<br>**(Note: You must not exceed the Maximum Floor Loading and must ensure that the permitted load is evenly distributed.)* | 15.00 $kN/m^2$ |
| Plan of Premises | **As attached** |
| Other Terms and Conditions | **See remaining Attachment** |

| Payment required for acceptance of Offer | | |
|---|---|---|
| | **Amount ($)** | **GST at prevailing rate ($)** |
| Rent for one month | **1,399.50** | **97.97** |
| Service Charge for one month | **323.80** | **22.67** |

| | | |
|---|---|---|
| Security Deposit | **1,723.30** | |
| Reinstatement Deposit | **NA** | |
| Stamp Duty | **114.00** | |
| Sub-Total Payable (inclusive of GST at prevailing rate) | **3,681.24** | |
| Less Application Deposit (if paid) | **NA** | |
| Total Amount Payable (inclusive of GST at prevailing rate) | **3,681.24** | |

The Total Amount Payable must be paid by bank transfer to our designated bank account, or any other method as indicated on our website at http://www.jtc.gov.sg, details of which are as follows:-

| | |
|---|---|
| Account Name | JTC Corporation |
| Bank Name | Oversea-Chinese Banking Corporation Limited |
| Bank Account Number | 501104970001 |
| SWIFT code | OCBCSGSG |

Please quote the reference <Blk71_0306> in your payment and provide us with a copy of the payment advice for our verification. The amount payable should be in Singapore Dollars, exclusive of any bank charges and/or administrative fees which shall be paid by you.

## PART 2 (Key Terms)

*(The definitions in the Standard Terms apply to these Key Terms. The Standard Terms are at Attachment (Part 4) of the letter ("Letter") attaching these Key Terms. If there is any inconsistency, the conditions in Attachment (Part 1) attached to the Letter take precedence over these Key Terms, and these Key Terms take precedence over the Special Terms (at Attachment (Part 3)) of the Letter.)*

1. **"As is" basis**

   The Premises are rented to you on an "as is" basis. You must not exceed the Maximum Floor Loading and must ensure that the permitted load is distributed so as not to cause damage to the floor and structural support.

2. **Operations Commencement Date**

   You must commence business by the operations commencement date indicated below:

   | |
   |---|
   | On Tenancy Commencement Date. |

3. **Authorised Use**

   You must comply with the Authorised Use.

4. **Approvals**

   You must obtain all necessary approvals required for your business operations at the Premises and keep them in force throughout the Tenancy.

5. **Option to Renew**

   There is no Option to Renew.

6. **Rent, Service Charge and other payments**

   6.1 The Rent, Service Charge and all other charges (if any) payable by you are set out in *Attachment (Part 1) (Details)* of the letter attaching these Key Terms.

   6.2 The Rent and Service Charge should be paid in advance without demand or deduction on the first day of each month of the Term. We are entitled, at any time and from time to time, to increase the Service Charge.

   6.3 **Mode of Payment**

   (a) You must pay to us the Rent, Service Charge, Usage Charge (if any), any other charges (if any) and GST, by GIRO from your designated bank account. The Rent, Service Charge, Usage Charge (if any) and any other charges (if any) exclude GST. GST is payable by you.

   (b) If –

   (b1) you do not have any GIRO arrangement for payment of the amounts due to us; or

   (b2) at any time during the Tenancy, the GIRO payment is not effected, or the GIRO arrangement is discontinued for whatever reason (including in the event your designated bank account has any GIRO limit, or there are insufficient funds in your designated bank account),

   you must immediately pay to us –

   (b3) the amounts due to us by other electronic methods as indicated in our website at http://www.jtc.gov.sg; and

   (b4) an administrative fee based on our then prevailing policies. Please refer to our website at http://www.jtc.gov.sgfor the applicable fee.

   6.4 [Not Used]

6A. [Not Used]

7. **Fitting Out**

   You may, as a licensee (on the same terms and conditions in the Tenancy), commence fitting out works ("**Fitting Out Works**") after the Possession Date. You must obtain our, and the Authorities', prior written consent before commencing any Fitting Out Works, and carry out and complete the Fitting Out Works in accordance with our requirements. The Tenancy Commencement Date remains unchanged even if the Fitting Out Works are completed after the Tenancy Commencement Date.

8. **Security Deposit**

The Security Deposit payable by you is set out in *Attachment (Part 1) (Details)*, and must be maintained throughout the Term.

9. **Reinstatement Deposit**

You must seek our consent if you wish to carry out any addition or alteration works at the Premises. A reinstatement deposit will be required for our consent which will be on such terms and conditions as we may impose.

10. **Early Termination by Written Notice**

Either party may terminate the Tenancy by giving the other party not less than 3 months' prior written notice, or paying the other party 3 months' rent-in-lieu, without affecting any accrued rights or remedies of either party.

11. **Green Building Obligations**

The Premises are located within a building which has been issued (or is to be issued with) with ***Green Mark Gold (for Existing Non-Residential Buildings )*** Certification by the Building and Construction Authority. You must comply with the clause titled "Green Building Obligations" in the *Attachment (Part 3) (Special Terms)*.

12. [Not Used.]

13. [Not Used.]

14. [Not Used.]

15. **Control Requirement**

15.1 The Control Requirement must be complied with throughout the Tenancy, failing which it will be deemed to be a breach of Your Obligations. Our prior consent is required for any change to the Control Requirement.

15.2 For the purpose of this clause 15, "**Control Requirement**" means that the personswhose names are listed in the Tenant's ACRA business profile dated 27 February 2021 (a copy of which is annexed in the Offer), whether individually or in any combination, must directly own more than 50% of your issued shares.

16. **Guidelines**

The following guidelines (which are subject to change from time to time) are applicable to you and can be found at http://www.jtc.gov.sg:

☒ Schedule of Statutory Controls for Flatted, Ramp-up and Stack-up Factory Customers
☐ Schedule of Statutory Controls for Land, Standard Factory and Workshop
☐ Technical Guidelines on Environmental Baseline Study (2010 Edition) (where applicable)
☒ Tenant's Guide Book (at your respective Estate's homepage) (where applicable)

# PART 3

## Special Terms and Conditions

*(The definitions in the Standard Terms apply to these Special Terms.)*

1 **Loading / Foundation**

1.1 You must not exceed the maximum loading capacity of the goods lifts in the Building. You are responsible for all loss and damage to the goods lift if caused, directly or indirectly, by you or any of Your Authorised Person.

1.2 You must, after obtaining our prior written consent, provide suitable foundation for all machinery, equipment and installation at the Premises.

2 **Additional Conditions**

2.1 Meeting rooms, reception/waiting area, pantries, multi-purpose hall and courts ("Shared Facilities") have been provided at the common property for common and shared use by the tenants. The use of any meeting room, multi-purpose hall and courts is subject to their availability and your payment of a fee to be determined by us.

2.2 You are responsible for all losses and damages to the Shared Facilities if caused, directly or indirectly, by you or any of Your Authorised Person.

2.3 You must ensure that a qualified person is engaged to prepare and submit electrical single-line diagrams and electrical layout plans, such diagrams and plans to be approved by us prior to your application to the Authorities for the opening of an electricity connection account.

2.4 Without affecting the Standard Terms, you must also comply with the attached **Specific Reinstatement Works** regarding the reinstatement works.

2.5 You must submit the data of your company in the prescribed format (e.g Business Model Canvas) on a half-yearly basis (i.e. by the last day of February and August in every year of the Term), as well as within 3 days of your receipt of our written notice; such data to include the following information:

(a) company financials, e.g. start-up capital, annual revenue and projected revenue;

(b) manpower; and

(c) milestones achieved, e.g. funding raised, product development process and local and overseas expansion plans.

In this connection, the data shall be collected for annual reporting purposes and kept confidential by us, Provided That we may use or disclose such data to the Authorities for any purpose whatsoever and the publication of such data shall be anonymous and communicated at an aggregate level.

2.6 [Not Used]

3 **Green Building Obligations**

3.1 You must co-operate with us to ensure that the Green Mark Certification (i.e. "***Green Mark Gold Pus (for Existing Non-Residential Buildings)***") issued (or to be issued) by the Building and Construction Authority for the Building ("**Green Mark Certification**") is not affected or hindered in any way by your action or inactions. This includes ensuring that all of the following (collectively, the "**Green Building Obligations**") are complied with:

(a) All water fittings installed within the Premises shall meet the "Excellent Rating" under the Water Efficiency Labelling Scheme (WELS) issued by the Public Utilities Board.

(b) Only low volatile organic compounds ("VOC") paints and varnishes certified under the Singapore Green Label Scheme ("SGLS") by the Singapore Environment Council, or an equivalent body, are used within the Premises.

(c) Only environmentally friendly sealants and adhesives certified under the SGLS by the Singapore Environment Council, or an equivalent body, are used within the Premises.

(d) Energy Efficiency

(d1) Air Distribution Systems (For Air Handling Units ("AHU") and Fan Coil Units ("FCU"))

(d1.1) The design for air distribution systems efficiency (with reference to Fan Nameplate Power) for the Premises shall be above regulatory baseline efficiency requirements stated in SS553: 2016.

(d1.2) The overall efficiency of the air distribution system (with reference to Fan Nameplate Power) for the Premises shall not exceed the following minimum efficiency requirements:

(d1.2.1) 0.67 W/CMH for AHU with fan motor greater than or equal to 4kW (Variable Volume type);

(d1.2.2) 0.47 W/CMH for AHU / FCU with fan motor greater than or equal to 4kW (Constant Volume type).

(d2) Unitary Air Conditioning System [For Premises without the provision of Water-Cooled Chilled-Water Plant]

(d2.1) For areas that require cooling during or beyond the normal operating hours using unitary air-cooled direct expansion split air-conditioning system, the system shall meet the minimum of NEA 2 ticks or if using VRV/VRF weighted COP $\geq$ 3.78. The system must be regularly serviced and maintained to ensure operational efficiency. Control for energy management shall comply with the requirements set out in SS553: 2016.

(d3) Air Distribution System (For Mechanical Ventilation)

The overall efficiency of the air distribution system (with reference to Fan Nameplate Power) for the Premises shall not exceed the following minimum efficiency requirements:

(d3.1) 0.35 W/CMH for fan motor greater than or equal to 4kW.

(d4) Artificial Lighting

(d4.1) Lighting Power Budget to open plan office spaces shall be 8 watts per square meter (8 W/m2);

(d4.2) Lighting Power Budget to meeting rooms and conference rooms shall be 9 watts per square meter (9 W/m2);

(d4.3) Lights shall be energy efficient and environmentally responsible, forexample LEDs, low power T5 fluorescent tubes, or Compact fluorescent luminaries.

(e) Daylighting Control

Day lighting control for perimeter lighting shall be with photo sensors with local overrides switches and/or occupancy sensors. Dimmable ballast should be considered within all parts of the Premises. Enclosed spaces to have dedicated light switches and auto switch off when not in use.

(f) Metering

(f1) Total energy metering as well as separate metering of tenancy lighting, IT rooms and general tenancy power usage (receptacle loads) with the use of smart meters shall be adopted, where feasible.

(f2) Provision of private water meters shall be adopted, where applicable and at least monthly monitoring of premises' water usage shall be carried out.

(f3) *(if the Premises are located within a building with building management system)* -

Each unit within the Premises is provided with sub–meter that shall be linked to our Building Management System (BMS) for energy consumption monitoring, and grouped to allow for tracking of energy based on the following:

(f3.1) Lighting consumption;

(f3.2) ACMV consumption;

(f3.3) Receptacles consumption;

(f4) *(if the Premises are located within a building without building management system)* -

You must submit to us, a copy each of all electricity, water and other utility bills relating to the use of electricity, water and all other utilities within the Premises, on a monthly basis for the annual disclosure of building energy consumption to BCA.

(g) All recyclable wastes within the Premises shall be segregated from non-recyclable wastes and disposed of in the designated bins provided in the Premises;

(h) All non-recyclable waste must be disposed of in the manner as prescribed by us;

(i) Such other requirements, or good industry practices, as we may notify you from time to time.

3.2 If, at any time and from time to time, any works are to be carried out within the Premises (including fitting-out works, addition or alteration works), then you must within 7 days after completion of such works, submit a declaration (in the format prescribed by us) confirming that such works have been completed in accordance with the relevant plans approved by us.

**ATTACHMENTS**

☒ **Specific Reinstatement Works** (see paragraph 2.4 above)

**PART 4**

**Standard Terms and Conditions**
**(Space)**

## 1 Definitions and Interpretation

1.1 In the Tenancy, the words and phrases below have the following meanings, unless the context requires otherwise:

"Authorities" - All relevant government and statutory authorities;

"Building" - The building (including all common areas, other premises and our fixtures and fittings) in which the Premises are located, and includes any part thereof;

"Car-Park" - All parking lots, roads, ramps and loading bays within the Estate, including any electronic or other parking systems;

"Estate" - The estate in which the Building is located, (including the Car-Park, all structures and all Utility Facilities whether located above or below ground) and any part of it;

"Event of Insolvency" - Includes your inability to pay debts, the presentation of a bankruptcy application against you, your entry into liquidation whether compulsory or voluntary (except for the purpose of reconstruction or amalgamation with our prior consent), the making of a proposal by you to creditors for composition in satisfaction of debts or a scheme of arrangement, or the appointment of a receiver, trustee or liquidator in respect of your property;

"Law" - All laws, statutes, legislation, by-laws, rules, orders, regulations, directions, orders, notices and requirements of the Authorities currently in force or which may be in force in future;

"Loss" - All actions, claims, summonses, judgements, orders, charges, demands, losses, damages, injuries, death, liabilities, penalties, proceedings, costs, expenses and inconvenience, of any kind and howsoever caused. For clarity, "Loss" includes loss of rent and service charge during the period required by us to carry out and complete the works to make good your default, including your default in reinstating the Premises to the standard required under the Tenancy;

"Maximum Electricity Load" - The maximum electricity load permitted by the Authorities or us;

"Offer" - our offer for the Tenancy of the Premises, which includes the attachments referred to in our offer;

"Our Authorised Person"- Each of our employees and authorised representatives;

"Premises" - As defined in the Tenancy, and includes any part of it. If there is more than one unit comprised in the "Premises", then the term "Premises" refers to each of the units comprised in the Building, including any part of each such unit. "Premises" also includes all our fixtures and fittings therein;

"Refurbishment Works" - As defined in Clause 3.2(d) of these Standard Terms;

"Security Deposit" - As defined in the Tenancy. If there are 2 or more Security Deposit amounts stated in the Offer, the term "Security Deposit" shall refer to the total of such amounts;

"Security Deposit Amount" - As defined in Clause 4.3(f) of these Standard Terms;

"Service Charge" - As defined in the Tenancy, and includes the Service Charge as revised by us;

"Special Terms" - The Special Terms and Conditions attached to the Offer;

"Standard Terms" - These Standard Terms and Conditions;

"Take-Over Item" - As defined in Clause 4.10 of these Standard Terms;

"Tenancy" – Our Offer and your acceptance. For clarity, at the end of the Tenancy, the Term also ends and vice versa;

"Usage Charge" - As defined in the Tenancy, and includes all charges for additional services and facilities referred to in Clause 4.5(a) of these Standard Terms and Usage Charges as revised by us;

"Utility Facilities" - The term includes sewers, drains, pipes, channels, wires, cables, ducts and other conduits above and below ground level, and the term "fittings" includes Utility Facilities;

"We", "our" or "us" - Jurong Town Corporation (also known as "JTC Corporation") incorporated under the Jurong Town Corporation Act (Cap. 150), its successors-in-title, and assigns;

"Works" - works as stipulated by us in the Offer.

"You" or "your" - The person to whom the Offer is issued, and includes his personal representatives, successors-in-title, and permitted assigns (if any);

"Your Authorised Person" - Each of your employees, agents, independent contractors, occupiers, visitors and all others under your control;

"Your Items" - Each of your machinery, fixtures, fittings, structures, installations, chattels, things and goods under your control including each Take-Over Item; and

"Your Obligations" - The terms, conditions, obligations and undertakings to be complied with by you under the Tenancy, including all conditions imposed by us in any consent or approval.

1.2 Other capitalized terms are defined in these Standard Terms, the Special Terms or the Offer (including, for clarity, the other attachments referred to in the Offer).

1.3 Words importing the singular include the plural and vice versa. Words importing the masculine, feminine or neuter genders are used interchangeably. Words denoting natural persons include corporations and firms and vice versa. Headings are for ease of reference only.

1.4 When our consent or approval is required, the consent or approval may or may not be given. If it is given, it must be in writing and on such terms and conditions as may be imposed by us, including payment of monies, and the restrictions in Section 17 of the Conveyancing and Law of Property Act (Cap. 61) will not apply.

1.5 Reference to a specific statute includes all its rules and regulations and all changes made to it from time to time.

1.6 Reference to "include" or "including" is to be construed as "include (without limitation)" or "including (without limitation)".

1.7 All Your Obligations are binding on all of you jointly and severally. You must comply with all Your Obligations at your own cost and expense, and to our satisfaction. If you are required to comply with any provision of the Tenancy, then you must ensure and procure that Your Authorised Person complies with such provision.

1.8 No exercise of any one right or remedy under the Tenancy, at Law or in equity, (unless otherwise provided in the Tenancy, at Law or in equity) will prevent the exercise of any other right or remedy. When we exercise our rights to enter or inspect the Premises, we and Our Authorised Person are entitled to bring workmen and equipment onto the Premises.

1.9 If there is any inconsistency between the Special Terms and these Standard Terms, the Special Terms take precedence over these Standard Terms.

## 2 Our Obligations

2.1 If you comply with all Your Obligations, you may have quiet enjoyment of the Premises during the Term without any interruption from us, except as provided in the Tenancy.

## 3 Easements and Reservations

3.1 During the Tenancy, you are entitled to the following if you comply with all Your Obligations:

(a) right to use the common corridors, toilets, stairs and lifts in the Building and the Estate in common with all persons authorised by us; and

(b) right to use the Utility Facilities located within the Building and the Estate for running of water, electricity, gas and telecommunications facilities to and from the Premises.

3.2 We and persons authorised by us also enjoy the rights listed in Clause 3.1 and the following:

(a) right to use the Utility Facilities located within the Premises, Building and the Estate for running of water, electricity, gas and telecommunication and to lay, install, make connections with, maintain, repair, renew, restore, alter or remove them for the purpose of or in connection with these rights;

(b) all other easements and ancillary rights as set out or implied in the Land Titles Act (Cap. 157);

(c) right of support and protection for the benefit of all other parts of the Building and the Estate; and

(d) right to redevelop, refurbish, alter, repair, maintain or in any way deal with, use or let the Building or the Estate, as we require, even if your right of access to light or air to the Premises or any other easements, may be affected, whether temporarily or otherwise ("**Refurbishment Works**").

## 4 Your Obligations

### Condition of Premises

4.1 You agree to accept the Premises on an "as is" basis, including all defects (latent, inherent or otherwise), and be deemed to have full notice and knowledge of the state and condition of the Premises.

### Payments

4.2 (a) You agree to pay to us, the Rent, Service Charge, Usage Charge, Goods and Services Tax ("**GST**") at the prevailing rate, and all other sums due, in full and without any demand or deduction.

(b) We are entitled by notice, at any time, to revise the Service Charge, Usage Charge and other charges (if any). Such revisions will apply to you with effect from the date stated in the notice. If the Service Charge is increased, you will immediately top-up the Security Deposit held by us, such that the Security Deposit is maintained at the revised Security Deposit Amount throughout the Term.

4.3 (a) You agree to pay to us, a Security Deposit for the Security Deposit Amount, and maintain it at the Security Deposit Amount throughout the Term, as security for the performance of Your Obligations, and against any damage caused to any of our property by you or Your Authorised Person.

(b) We are entitled (but not obliged) to deduct from the Security Deposit for payment of unpaid sums or making good any Loss sustained by us in relation to any breach of Your Obligations. If the Security Deposit is insufficient, we are entitled to claim the difference from you.

(c) You agree to pay to us on demand, a sum equal to the amount deducted by us under sub-Clause (b) above, such that the Security Deposit is maintained at the Security Deposit Amount throughout the Term.

(d) The Security Deposit (less deductions authorised under the Tenancy or Law) will be refunded to you (without interest) after the end of the Term.

(e) [Not Used.]

(f) In the Tenancy, the term "**Security Deposit Amount**" refers to an amount equivalent to the total of 6 months' fixed recurring charges, unless we agree to a lower amount.

4.4 (a) You agree to pay to us a Reinstatement Deposit in accordance with the Offer.

(b) We are entitled (but not obliged) to utilise and deduct the Reinstatement Deposit (or part thereof) for payment of such sums deemed necessary by us to reinstate the Premises in accordance with Your Obligations on reinstatement. If the Reinstatement Deposit is insufficient, we are entitled to claim the difference from you (including making a deduction from the Security Deposit).

(c) The Reinstatement Deposit (less authorised deductions under the Tenancy or Law) will be returned to you (without interest) after the end of the Term.

4.5 You agree to pay to us the following:

(a) charges for all additional services and facilities provided by us including air-conditioning at the Premises outside the hours, or exceeding the number of hours stipulated by us, emergency power supply and connection charges and additional power supply in excess of the stipulated usage;

(b) interest at the rate of 8.5% per annum, or such other rate determined by us, for all unpaid sums from the due date until payment in full is received by us;

(c) if you withdraw from the Tenancy before the Tenancy Commencement Date, a sum equal to the prevailing market rent payable from the Possession Date up to the date the obligations under Clause 7 are satisfied, without affecting our rights and remedies under the Tenancy or at Law;

(d) if the Tenancy is for 3 years or less, any increase in property tax imposed by the Authorities due to any increase in the annual value or the applicable rate of property tax, in the proportion attributable to the Premises as determined by us; and

(e) legal fees, stamp duty and disbursements incurred in preparation of the Tenancy documents, and the legal fees relating to enforcement of Your Obligations on a full indemnity basis.

4.6 Where the Term is for more than 3 years, you will pay to the Authorities the property tax imposed by the Authorities in respect of the Premises.

**Maintenance and Occupation**

4.7 You agree to:

(a) maintain and keep the Premises, and all items serving the Premises as stipulated by us from time to time, in good and tenantable repair and condition (fair wear and tear excepted);

(b) remove, within or outside your Premises, all such items, and cease all such activities, which may pose a danger, cause obstruction or other disturbances, or to enable us to exercise our rights under the Tenancy, as required by us or the Authorities;

(c) contain and dispose of all waste, including pollutants and contaminants in accordance with our requirements.

4.8 You agree not to:

(a) sublet, grant a licence, encumber or otherwise part with or share possession or occupation of the Premises or any part of it, or transfer, assign, charge, create a trust or agency over the Tenancy;

(b) do anything within the Premises or the Estate which in our view may be or may become a nuisance, annoyance or cause damage or inconvenience to the business or quiet enjoyment of any neighbouring premises;

(c) exceed the Maximum Floor Loading and ensure that the permitted load is evenly distributed;

(d) do anything which affects the structure or safety of the Building or which may delay or prevent the issuance of the Certificate of Statutory Completion;

(e) exceed the Maximum Electricity Load or interfere in any manner with the existing electrical design load, wirings, apparatus, fixtures or fittings in the Premises, Building or Estate;

(f) install or use any item that may cause heavy power surge, high frequency voltage or current, noise, vibration or any electrical or mechanical interference or disturbance which may disrupt any communication, electronic or similar system or any operations within the Estate;

(g) use the Car-Park (if any) within the Premises to store goods, equipment or containers;

(h) place anything beyond the boundaries of the Premises, or obstruct any common areas of the Building or Estate;

(i) keep any animal at the Premises;

(j) tap or use any utilities from any source/supply that is not arranged and paid by you;

(k) permit any person to sleep or reside in the Premises, temporarily or otherwise;

(l) use the name of the Building or the Estate, as part of your trade or business name;

(m) use or occupy the Premises for any purpose other than for the Authorised Use;

(n) use the Premises for any illegal or immoral purpose;

(o) without our prior consent –

(o1) carry out any additions or alterations works of whatever nature, or remove or install any fixtures or fittings at the Premises, including the internal partitioning, the external appearance of the Premises, doors, windows, grilles and walls;

(o2) display any sign on the exterior of the Premises except for your name in such place and manner approved by us;

(o3) bring into the Premises, Building or Estate, any bio-hazardous, corrosive, radioactive, flammable or other dangerous items;

(o4) make any application for conversion under Part IV of the Limited Liability Partnerships Act (Cap. 163A); and

(o5) do any act (including pass resolutions) which may result in the issue of a notice of amalgamation under Part VII of the Companies Act (Cap. 50) which may cause the Premises, or Tenancy, to be transferred to or vested in any amalgamated entity.

4.9 You agree to immediately inform us if there is any damage to the Premises, Building or Estate caused (directly or indirectly) by you or Your Authorised Person, and to restore the damage to our satisfaction, within the time stipulated by us.

4.10 If you took over the fixtures, fittings, additions and alterations installed by another person (each a "**Take-Over Item**"), you must comply with our requirements and obtain the Authorities' approvals for each Take-Over Item. If the Authorities' approval is not obtained for such Take-Over Item, you must remove the Take-Over Item, within the time stipulated by us.

4.11 You agree to:

(a) insure all Your Items (including all Take-Over Items) and (at your discretion) take such other insurance (including public liability insurance) against all Loss;

(b) not do anything that will affect any insurance effected in respect of the Premises, Building or Estate, or cause such insurance to become void or voidable; and

(c) produce to us on demand the insurance policy and receipts of premium payment.

4.12 (a) If the Premises are damaged/destroyed by fire, act of God or other cause beyond both parties' control so as to render the Premises unfit for occupation or use, the Rent, Service Charge and Usage Charge or a fair and just proportion of these sums shall be suspended until the Premises are rendered fit for occupation and use.

(b) If the Premises continue to be unfit for occupation or use for more than 90 days after the first day of damage/destruction, then either party may, after the 90-day period, give to the other party a written notice to terminate the Tenancy within 1 month from the date of such notice, without affecting any accrued rights or remedies of either party.

(c) For clarity, this Clause does not apply to you if the damage/destruction is caused, directly or indirectly, by you or Your Authorised Person.

## 5 Compliance with Law and Regulations

5.1 You agree to comply with:

(a) the Law relating to Your Obligations and anything done at the Premises or the Estate;

(b) all requirements of the Authorities (including fire safety, exit lighting, exit sign, emergency lightings and ancillary use of floor space i.e. URA's "60/40 Rule"). Some of these requirements are in the Schedule of Statutory Controls referred to in the Offer; and

(c) all our parking and other rules and regulations, made and amended from time to time, relating to the Building and the Estate.

## 6 Access to Premises

6.1 You agree to permit us and Our Authorised Person to enter the Premises at reasonable times (and at any time during emergencies) to:

(a) inspect the state of the Premises and the Building, and take inventory of Your Items;

(b) carry out Refurbishment Works, maintenance, repairs or other works to or in connection with the Premises or Building, as we consider fit;

(c) verify compliance with Your Obligations; and

(d) exercise any other rights granted to us under the Tenancy.

6.2 You agree to permit our prospective tenants to enter and view the Premises, by prior appointment and at reasonable times, during the last 6 months of the Tenancy.

**7 Expiry of Term and Reinstatement**

7.1 At the end of the Term, by expiry or otherwise (including withdrawal from the Tenancy (under Clause 4.5(c) of these Standard Terms) and termination (under Clause 4.12 of these Standard Terms)), you agree to:

(a) deliver up the Premises to us in good and tenantable repair and condition;

(b) unless otherwise required by us in writing, to remove all fixtures, fittings, additions and alterations installed by you, each Take-Over Item, make good all damage due to such removal, and reinstate the Premises to our requirements (including completing the Works (if any) stipulated in the Offer); and

(c) if required by us, to carry out decontamination works, and to paint the Premises.

7.2 (a) If you leave behind any item or any rubbish or discarded articles, and do not remove them within 14 days after our written request, we may sell, deal with or dispose the item as we think fit.

(b) It is deemed that the item belongs to you absolutely, and you must indemnify us against all claims made by a third party whose item has been sold or disposed of by us in good faith (which is presumed unless the contrary is proven).

(c) The proceeds will be used to offset all Loss incurred by us (including loss of rent and service charge) for the period during which the item is not removed from the Premises. Any balance proceeds will be returned to you upon our receipt of your written request.

7.3 (a) If you fail to deliver vacant possession of the Premises at the end of the Term, you will be deemed to be holding over.

(b) Without affecting any of our rights or remedies, you must then pay to us, for the period of holding over, double the amount of Rent or double the prevailing market rent (whichever is higher), Service Charge and Usage Charge. There will be no renewal of the Tenancy by operation of law or pursuant to the provisions of the Tenancy.

(c) During the holding over period, all other terms of the Tenancy remain in effect.

(d) This Clause will not be construed as our consent for you to hold over for whatever reason.

**8 Breaches and Re-entry**

8.1 (a) In the event of a breach of any of Your Obligations, you must immediately make good your default at your own cost and expense.

(b) If you fail to do so, without affecting any of our other rights or remedies, we are entitled (but not obliged) to carry out any works we consider necessary to make good your default.

(c) You must pay to us, on demand, the cost of such works.

The enforcement of our rights under this Clause will not affect or diminish our rights elsewhere in the Tenancy.

8.2 We are entitled to re-enter the Premises (or any part of the Premises in the name of the whole) at any time (even if we had previously waived a right of re-entry) and to repossess the Premises, and the Tenancy will immediately determine, if:

(a) the Rent, Service Charge, Usage Charge, or any other sum payable under the Tenancy remains unpaid in full or in part for 14 days after the due date (whether formally demanded or not);

(b) you are in breach of any other of Your Obligations and if such breach is capable of remedy, you have failed to remedy the breach within the period stipulated by us;

(c) any distress or execution is levied on Your Items at the Premises; or

(d) an Event of Insolvency occurs.

8.3 Re-entry under Clause 8.2 does not affect our rights or remedies in respect of any prior breach of Your Obligations (including the breach in respect of which the re-entry is made).

8.4 The following does not prejudice nor waive our rights or remedies in respect of any breach of Your Obligations:

(a) any indulgence or extension of time granted by us or any forbearance of any breach of Your Obligations;

(b) any consent or approval given by us;

(c) any failure or omission by us to exercise any of our rights under the Tenancy or the Law;

(d) any receipt or acceptance by us of any payment or part payment of Rent, Service Charge, Usage Charge or other sums payable under the Tenancy; or

(e) any waiver, express or implied, by us of any other breach of the same or any other obligation.

8.5 This Clause will not oblige us to enforce or impose any provision against you or any other person occupying any premises in the Estate.

**9 Indemnity and Exclusions**

9.1 You are required to indemnify us from all Loss (excluding wilful misconduct and gross negligence by us or Our Authorised Person) which we may suffer or incur in relation to any of the following:

(a) the use of the Premises or any other area of the Building or the Estate, by you or Your Authorised Person;

(b) any occurrence within the Premises; and

(c) any default of any of Your Obligations.

9.2 We are not liable for:

(a) any act, omission, default (excluding wilful misconduct and gross negligence) by us or Our Authorised Person relating to the performance of any service provided by us, or the exercise of any of our rights;

(b) any Loss that may be suffered by you or Your Authorised Person relating to –

(b1) any interruption (for whatever cause) in the services provided by us;

(b2) any event beyond our control (including acts of terrorism);

(b3) any exercise of any of our rights;

(b4) any subsidence or cracking of the apron/ground/production floor slabs of the Premises, or any other areas of the Estate;

(b5) any defect, latent or inherent or otherwise, in the Premises or the Estate;

(b6) any occurrence within the Premises or the Estate;

(b7) use of the Car-Park; and

(c) any loss of quiet enjoyment of the Premises in relation to any of the events mentioned in this Clause.

10 **Other Conditions**

10.1 (a) We are entitled to assign or novate all our rights and interest and transfer our obligations under the Tenancy (including transfer of the Security Deposit and Reinstatement Deposit (if any)) to another person ("**In-coming Landlord**").

(b) If we do so, you are deemed to have consented to such assignment or novation and will accept the In-coming Landlord as your new landlord and release us from all our obligations under the Tenancy, including our obligation to refund the Security Deposit, the Reinstatement Deposit (if any) and all other sums pursuant to the Tenancy.

(c) You must execute such document as required by us relating to the assignment or novation.

10.2 (a) You must perform and observe the express and implied obligations imposed on us in the State Lease entered, or to be entered, into between us and the President of the Republic of Singapore in respect of the Estate ("**Head Lease**"), unless varied by the provisions of the Tenancy.

(b) If the Building or Estate is acquired by the State/Government, or the Head Lease is terminated, for whatever reason, the Tenancy shall also terminate immediately, and neither party will have any claim against the other, except that any accrued rights or remedies will remain enforceable.

10.3 If there is a public emergency, we are entitled to deny/restrict access to the Premises, the Building and the Estate for so long as we deem necessary.

10.4 Any written notice is sufficiently served on you by leaving it at your registered business address, even if it is returned undelivered. Any written notice to us is sufficiently served by leaving it at our registered address and duly acknowledged by Our Authorised Person.

10.5 For purpose of the Distress Act (Cap. 84), all unpaid Service Charge, Usage Charge, interest, GST and all other sums will be deemed to be rent in arrears and recoverable in the manner provided in the said Act.

10.6 A person who is not a party to the Tenancy has no right under the Contract (Rights of Third Parties) Act (Cap. 53B) to enforce any of the provisions of the Tenancy.

10.7 If any provision of the Tenancy, at any time, is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions of the Tenancy (insofar as they are severable from such illegal, invalid or unenforceable provisions) will in no way be affected or impaired.

10.8 The Tenancy constitutes the entire agreement between the parties and no variation of the Tenancy will be enforceable unless agreed in writing between us.

10.9 We, and you, agree to consider mediation at the Singapore Mediation Centre ("**SMC**") as one of the dispute resolution options for any dispute under the Tenancy. For clarity, there is no default by either party if the dispute is not referred for mediation at SMC before the start of court proceedings.

10.10 The Tenancy is governed by Singapore laws. You irrevocably submit to the exclusive jurisdiction of the Singapore courts.

**Letter of Acceptance**

*[On Tenant's Letterhead]*

Date :

Jurong Town Corporation
Start-Up Dept
InfoComm Media & Start-Up Cluster
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

**Attention:** Ms Clara Woon

Dear Sirs,

**ACCEPTANCE OF OFFER FOR TENANCY OF JTC PREMISES AT 71 AYER RAJAH CRESCENT #03-06 SINGAPORE 139951 ("PREMISES")**

**1.** We refer to your letter of offer dated **05 April 2021** ("**Letter**"), together with the Attachment, (collectively, the "**Offer**") for the tenancy of the Premises and hereby confirm our acceptance of all the terms and conditions of the Offer.

**2.** We understand and agree that we will only be able to access, print and download our monthly e-statements through JTC's Customer Service Portal. We will refer to your Customer Service Portal guidelines available at http://www.jtc.gov.sg for more information.

***3.*** As required, we enclose our duly completed GIRO authorisation form.

**4.** There is a binding Tenancy between us upon our due acceptance of the Offer in accordance with paragraph 3 of the Letter.

Yours faithfully,

**For and on behalf of** ______________________________ *[insert Company's Name]*

______________________________

Signature of authorised signatory

Name of authorised signatory:________________

Designation: ______________________________

**in the presence of:**

________________

Name of witness:

NRIC No.:

**Business Profile (Company) of IFSC PTE. LTD. (201607084E)** **Date: 27/01/2021**

**The Following Are The Brief Particulars of :**

| | | |
|---|---|---|
| Registration No. | : | 201607084E |
| Company Name. | : | IFSC PTE. LTD. |
| Former Name if any | : | |
| Incorporation Date. | : | 18/03/2016 |
| Company Type | : | PRIVATE COMPANY LIMITED BY SHARES |
| Status | : | Live Company |
| Status Date | : | 18/03/2016 |

**Principal Activities**

| | | |
|---|---|---|
| Activities (I) | : | RESEARCH AND EXPERIMENTAL DEVELOPMENT ON ENVIRONMENT AND CLEAN TECHNOLOGIES (72106) |
| Description | : | |
| Activities (II) | : | DEVELOPMENT OF OTHER SOFTWARE AND PROGRAMMING ACTIVITIES N.E.C. (62019) |
| Description | : | |

**Capital**

| Issued Share Capital (AMOUNT) | Number of Shares * | Currency | Share Type |
|---|---|---|---|
| 300000 | 300000 | SINGAPORE, DOLLARS | ORDINARY |

* Number of Shares includes number of Treasury Shares

| Paid-Up Capital (AMOUNT) | Number of Shares | Currency | Share Type |
|---|---|---|---|
| 300000 | | SINGAPORE, DOLLARS | ORDINARY |

COMPANY HAS THE FOLLOWING ORDINARY SHARES HELD AS TREASURY SHARES

| Number Of Shares | Currency |
|---|---|

INFORMATION RESOURCES

## Business Profile (Company) of IFSC PTE. LTD. (201607084E)

**Date: 27/01/2021**

| | |
|---|---|
| Registered Office Address | 71 AYER RAJAH CRESCENT<br>#03-07<br>SINGAPORE (139951) |
| Date of Address | 06/09/2019 |
| Date of Last AGM | 22/07/2020 |
| Date of Last AR | 01/08/2020 |
| FYE As At Date of Last AR | 31/12/2019 |

**Audit Firms**

| NAME |
|---|

**Charges**

| Charge No. | Date Registered | Currency | Amount Secured | Chargee(s) |
|---|---|---|---|---|
| C202004697 | 30/05/2020 | | All Monies | DBS BANK LTD. |
| C202004701 | 30/05/2020 | | All Monies | DBS BANK LTD. |

**Officers/Authorised Representative(s)**

| Name / Address | ID | Nationality/Citizenship / Position Held | Source of Address | Date of Appointment |
|---|---|---|---|---|
| CHONG JIEXIANG ALOYSIUS | S8432269E | SINGAPORE CITIZEN | ACRA | 30/08/2019 |
| 14 JALAN BELIBAS<br>THOMSON PARK<br>SINGAPORE (578665) | | Director | | |
| ERNA NG HUI LI | S8361312B | SINGAPORE CITIZEN | OSCARS | 29/01/2020 |
| 665A PUNGGOL DRIVE<br>#13-504<br>WATERWAY WOODCRESS<br>SINGAPORE (821665) | | Secretary | | |

**Shareholder(s)**

| | Name / Address | ID | Nationality/Citizenship Place of incorporation/ Origin/Registration | Source of Address | Address Changed |
|---|---|---|---|---|---|
| 1 | IFSC FOUNDERS PTE. LTD. | 202038710H | SINGAPORE | ACRA | |

**Business Profile (Company) of IFSC PTE. LTD. (201607084E)** **Date: 27/01/2021**

**Shareholder(s)**

| Name / Address | ID | Nationality/Citizenship Place of incorporation/ Origin/Registration | Source of Address | Address Changed |
|---|---|---|---|---|
| 71 AYER RAJAH CRESCENT #03-07 SINGAPORE (139951) | | | | |

| Ordinary(Number) | Currency |
|---|---|
| 300000 | SINGAPORE, DOLLARS |

**Abbreviation**

UL - Local Entity not registered with ACRA

UF - Foreign Entity not registered with ACRA

AR - Annual Return

AGM - Annual General Meeting

FS - Financial Statements

FYE - Financial Year End

OSCARS - One Stop Change of Address Reporting Service by Immigration & Checkpoint Authority.

**Note :**

- The information contained in this product is collated from lodgements filed with ACRA, and/or information collected by other government sources.

- The list of officers for this entity is available for online authentication within 30 days from the date of purchase of this Business Profile. Please scan the QR code available on the last page of this profile to access the authentication page. For more information, please visit www.acra.gov.sg.

FOR REGISTRAR OF COMPANIES AND BUSINESS NAMES
SINGAPORE

RECEIPT NO. : ACRA210127184276

DATE : 27/01/2021

This is computer generated. Hence no signature required.

Authentication No. : I21066799H


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EXISTING EXTERNAL CORRIDOR
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BLOCK 71

## 3RD STOREY ALLOCATION PLAN



LOT MK03-04321M PT

BLK 71 AYER RAJAH CRESCENT
SINGAPORE 139951

## KEYPLAN

ALLOCATION PLAN

71 AYER RAJAH CRESCENT

| | |
|---|---|
| ALLOCATION NUMBER | |
| UNIT NUMBER | |
| DRAWING NUMBER | |
| SCALE | |
| PREPARED | |
| DATE | |

# E-STATEMENT FOR ALL NEW JTC CONTRACTS

1. Your Statement of Accounts will be available online via JTC's Customer Service Portal (CSP) as an e-Statement. Please refer to this weblink on steps to sign up and log into CSP: http://www.jtc.gov.sg/customer-services/Pages/how-to-sign-up.aspx#pageheader.

2. With e-Statements, you will be able to view your Statement of Accounts anytime, anywhere from your home or office via CSP.

3. You can choose to monitor and download your Statements up to the last 15 months.

4. Your e-Statement will be safe from unauthorised access as only nominated persons in your company can access your CSP account.

5. The e-Statement will be generated monthly (or fortnightly) for your viewing. Please note that you would need to log in to the CSP to view the full details of your e-Statement.

6. If you have any query, please feel free to contact the service officer for your account.

# SPECIFIC RE-INSTATEMENT WORKS

## WALL/ CEILING & COLUMNS

1. Remove any ceiling boards, ceiling grids and partitions installed.
2. Making good of internal walls, ceilings and columns and ensuring that all cracks and holes are properly patched up.
3. Removal of all bolts and nuts left on the wall and ceiling installed by tenant.
4. All internal walls, ceilings and columns are to be free of dampness, leakages and stains.
5. Repainting of walls, ceilings and columns to original color (Paint Code: Super Strax 2, BS00E55, White).
6. Reinstate the original location of the fire sprinklers system and carry out necessary testing, if the system was modified by the tenant.
7. Reinstate any removed inter-unit partitions to the original conditions. (if applicable)



**SPRINKLER SYSTEM**

1. Removal of all modified (second layer) sprinkler points*
2. Repainting of existing first layer sprinkler points

* A water borne fee of $267.50⁺ will be payable to JTC for water discharge to facilitate second layer sprinkler points removal works. Tenant is to engage their own contractor for the removal works. In the event if such works is required, kindly request form from the management.





**FLOORING**

1. Reinstate flooring back to original condition, including removal of epoxy coating, timber flooring, carpet tiles and vinyl or ceramic tiles, stains, etc.
2. Patching up of all holes, cracks and making good of any rough surface of the flooring.
3. Flooring returned must be screed smooth and properly cleaned up.




**WINDOWS**

1. Replacement of damaged window glass, window frames, broken levers and latches and ensure that sliding windows can slide open and close smoothly.
2. Remove any window films installed.
3. Ensure the windows (such as glass panels, frames, window tracks internally and externally) are cleaned.






**DOORS**

1. Reinstate the original wooden doors and repair damaged parts of the doors, door frames and wooden board above door.
2. Make good of the walls and flooring affected by the removal.
3. Repainting of the existing doors (Paint Code: Super Gardex Enamel, BS00A01, Light grey).
4. All wooden doors come with 4 sets of latches (1 on top and the other at the bottom at both leafs).
5. 3 nos. of keys to be returned for each lockset of the existing door.



**FLOORTRAPS/ WASTE PIPES (IF APPLICABLE)**

1. Flush clean all floor traps within the units.
2. Replace all damaged floor trap covers.
3. Repainting of all waste pipes (Paint Code: Super Strax 2, BS00E55, White).





**M&E INSTALLATIONS**

1. Removal of all electrical installations in the unit inclusive of removal of distribution board (DB) in unit and electrical cables at cable tray outside the unit up to JTC unmetered board at the switch room. Removal of Main circuit breaker (MCCB) installed by tenant is also required. To make good of any damages caused to the common areas and switch room caused during the removal.

2. Removal of all air-conditioning units and all accessories including but not limited to the discharge pipes and brackets (inside units and at affected common areas) and make good of any damages to wall, ceiling and main discharge pipes inside the units and at common areas caused by removal. This includes but not limited to re-painting of the common areas. Please request paint code from the Facilities Management Team.

3. Removal of any additional equipment (including related accessories) installed. To make good of any damages caused to common areas caused during the removal. This includes but not limited to re-painting of the common areas. Please request paint code from the Facilities Management Team.





**OTHERS**

1. Removal of all tenant installations in units.

2. Units returned must be bare and fully reinstated.

3. Thorough cleaning of premise to be carried out before handing over.

4. Replace damaged letter box lock and match existing. Return original keys (2 nos.) for locks in working condition.

5. Terminate electricity and water supply by qualified tradesman and remove all installations to original 'tap' off point and to close account with electrical and water supply service providers.

**HOUSE RULES**

1. Removal of all debris from premises and dispose offsite. A temporary skip tank can be placed at the loading /unloading bay with a daily charge of $6[1] payable to car park operator P-Parking Pte Ltd. Cost of maintenance of cleanliness at the placed skip tank area shall be borne by the tenant/contractor.

2. Noisy works including but not limited to hammering, hacking and drilling works can only be carried out after office hours after 6pm on weekdays (until the following day 8am) and after 1pm on Saturdays. No restriction on Sundays. The maximum permitted noise levels for such activities shall be kept within the guidelines stipulated by the National Environment Agency. (Please refer to: http://app2.nea.gov.sg/anti-pollution-radiation-protection/noise-pollution-control)

3. Maintenance of the cleanliness at the common areas outside units undergoing reinstatement works will be held responsibility by the exiting tenant.

4. The Management reserves the rights to stop any ongoing works should the tenant/contractor fails to comply with the above house rules.

*Last revision of this document: 18 Sep 2014*

[1] All charges are subjected to changes without prior notice

# SCHEDULE OF STATUTORY CONTROLS FOR FLATTED, RAMP-UP AND STACK-UP FACTORY CUSTOMERS

## Contents

Printed February 2012

# A. Introduction

This schedule of statutory controls informs our customers of their obligations to the relevant governmental and statutory authorities ("Authorities"). It contains the conditions and requirements under the jurisdiction of the Authorities which our customers are legally bound to comply with, at our customers' own cost and expense.

Please note that the statutory controls listed in this schedule are not exhaustive and serve merely as a guide to help our customers phase in. The responsibility and onus still lies with our tenants or lessees to familiarise themselves with all the requirements of the Authorities.

The information contained in this schedule, which was prepared in June 2007, is subject to change. While every reasonable care has been taken in providing the information, JTC Corporation ("JTC") cannot be held responsible for any errors, inaccuracies or changes arising there-from.

## B. List of Relevant Authorities

| | |
|---|---|
| **Advertisement Licensing Section (ALS):**<br>Building and Construction Authority<br>MND Complex<br>Tower Block<br>5 Maxwell Road<br>Singapore 069110<br>Tel: 63257379 / 63257364<br>Fax: 63257150 | Ensures the proper display of advertisements and signs on building façade |
| **Agri-food & Veterinary Authority of Singapore (AVA):**<br>MND Complex<br>#01-01 Tower Block<br>5 Maxwell Road<br>Singapore 069110<br>Tel: 62221211<br>Fax: 62206068 | Ensures a resilient supply of safe food as well as safeguards the health of animals and plants, and facilitates agri-trade for the well-being of the nation |
| **Central Building Plan Unit (CBPU):**<br>National Environment Agency<br>Environmental Building<br>13th Storey<br>40 Scotts Road<br>Singapore 228231<br>Tel: 67327733<br>Fax: 67319725 | Ensures environmental pollution is within regulatory limits |
| **Development Control Division (DCD):**<br>Urban Redevelopment Authority<br>The URA Centre<br>45 Maxwell Road<br>Singapore 069118<br>Tel: 62216666<br>Fax: 62275069 | Facilitates development by ensuring orderly and rational private sector development in accordance with URA's strategies and planning guidelines |
| **Drainage Department:**<br>Public Utilities Board<br>Environment Building<br>17th Storey<br>40 Scotts Road<br>Singapore 228231<br>Tel: 67319988<br>Fax: 67319967 | Ensures proper management of the drainage system, storm-water collection and water reclamation in Singapore |
| **Energy Market Authority (EMA):**<br>991G Alexandra Road<br>#01-29, #02-29<br>Singapore 119975<br>Tel: 68358000<br>Fax: 68358020 | Regulates the electricity and gas industry and district cooling services in Singapore |

| | |
|---|---|
| **Fire Safety and Shelter Department (FSSD):**<br>Singapore Civil Defence Force<br>91 Ubi Avenue<br>Singapore 408827<br>Tel: 62800000<br>Fax: 68481488 | Formulates, implements and enforces regulations on fire safety and civil defence shelter matters |
| **Ministry of Health (MOH):**<br>College of Medicine Building<br>16 College Road<br>Singapore 169854<br>Tel: 63259220<br>Fax: 62241677 | Ensures medical excellence as well as promotes good health and reduce illnesses |
| **Occupational Safety and Health Division:**<br>Ministry of Manpower<br>#03-02<br>18 Havelock Road<br>Singapore 059764<br>Tel: 64385122<br>Fax: 63171261 | Formulates and cultivates good safety habits in all individuals, so as to create a strong safety culture at the workplace |
| **Sewerage Department:**<br>Public Utilities Board<br>Environment Building<br>15th Storey<br>40 Scotts Road<br>Singapore 228231<br>Tel: 62824336<br>Fax: 67313023 | Ensures the proper treatment and disposal of wastewater in Singapore |
| **SPRING Singapore:**<br>Information Resource Centre<br>2 Bukit Merah Central<br>Singapore 159835<br>Tel: 6279 3920<br>Fax: 6377 0669 | Nurtures a pro-business environment that encourages enterprise formation and growth, and facilitates the growth of industries. |
| **Water Department:**<br>Public Utilities Board<br>Environment Building<br>15th Storey<br>40 Scotts Road<br>Singapore 228231<br>Tel: 67327733<br>Fax: 62352118 | Ensures the proper management of water demand in Singapore |

## C. Submission of Plans

C1 You are required to submit the floor layout plans of your factory, and plans for air conditioning works and fire automatic system (e.g. heat / smoke detector, sprinkler system) in accordance with the terms of the tenancy or lease. You should proceed with the preparation and submission of the plans in accordance with the procedures stated in the **"Plan Consent and URA lodgement – Step-by-Step Guide"** in the JTC website.

C2 You must not install any air-conditioning system, ventilation system, electrical system, telecommunication equipment, plant, machinery, fixtures, fittings or other installations in the Premises until the plans have been endorsed by the Land Planning Division of JTC.

C3 You must also obtain prior written consent from JTC's Land Planning Division if you intend to carry out alterations, additions, improvements or erections at or in the Premises or any part of the building, regardless of whether they are temporary or permanent structures. These modifications include but are not limited to:

C3.1 Repositioning or closing up of openings;

C3.2 Demolition, puncturing or hacking of, or hammering, nailing, bolting, drilling, screwing or anchoring on or into walls, floors, ceilings, pillars or flues;

C3.3 Relocation of door; and

C3.4 Erection of partitions, awnings, dry walls or brick walls.

C4 All additions and alterations to the Premises must be granted consent by JTC's Land Planning Division and approved by the relevant Authorities such as the Building and Construction Authority (BCA), Fire Safety and Shelter Department (FSSD), and Urban Redevelopment Authority (URA), before you can commence such works.

C5 For works such as reconstruction / extension, additions and alteration works, you may submit plans to JTC's Land Planning Division for endorsement under the URA Plan Lodgement Scheme. You are advised to refer to JTC's website (www.jtc.gov.sg) on the details of the scheme before deciding on the channel of plan submission.

C6 You must not commence work until a permit for the commencement of works has been issued by BCA. A Qualified Person as defined under the Building Control Act (a professional engineer or registered architect) must be engaged to assist in the following certification process:



Qualified Person submits plans to JTC's Land Planning Division for JTC's consent as landowner
Qualified Person submits plans to the Authorities (URA, BCA, FSSD, etc.) for approval
Authorities grant permits on work commencement
Upon completion of works, Qualified Person applies to BCA for CSC / TOP
Qualified Person obtains permit to operate factory

C7 With regards to CSC or TOP, you are advised not to do, permit or suffer to be done anything which will affect the structure of the building and which may delay or prevent the issuance of CSC or TOP from BCA with respect to the building.

CSC: Certificate of Statutory Completion
TOP: Temporary Occupancy Permit

# D. Guidelines on Industrial Safety

## D1 Fire Safety

To safeguard the Premises and ensure that your operations are fire-safe, you must observe the following guidelines of FSSD and submit plans to FSSD for approval:

D1.1 Equip the Premises with appropriate fire-fighting equipment, and ensure that you maintain in good and working condition at all times, all fire alarm and extinguishing systems, air conditioning systems, ventilation systems, exit and emergency lighting, signs, and other electrical wiring, equipment and installations installed by JTC.

D1.2 If the existing fire alarm and extinguishing system in the Premises does not suit or is inadequate for your activities, or does not comply with the requirements of FSSD due to modifications of the Premises, you must carry out the necessary modification works only after obtaining JTC's consent.

These necessary modification works include but are not limited to:

(i) Addition, replacement or removal of wirings, pipings, fittings and sprinkler heads;

(ii) Adjustment of temperature settings; and

(iii) Connection of heat detectors and fixtures to JTC's common fire alarm system and extinguishing system.

D1.3 For premises with additional false ceilings, you must:

(i) Lower the heat / smoke detectors or install an additional layer of heat / smoke detectors below the false ceiling; and

(ii) Install an additional layer of sprinklers by connecting to the tee-off provided at the main distribution pipe.

D1.4 Under the Fire Safety Act enforced by FSSD:

(i) All emergency exits at the Premises must remain unlocked at all times; and

(ii) You must not do nor permit anything that may cause any obstruction in the accesses, stairways, passageways, pipes, drains and other common areas of the building.

**D2 Exit and Emergency Lightings**

In accordance with FSSD's stipulations, you must install:

D2.1 Exit lighting and exit signs at exit passageways and exits of the Premises; and

D2.2 Emergency lighting in the production area and toilets of the Premises.

**D3 Certification of Internal Hoist (For Woodlands Spectrum 1 Only)**

You are required to obtain certification for your internal hoist from the Ministry of Manpower (MOM) every six months.

**D4 Transportation of Petroleum and Flammable Materials**

You shall ensure that no vehicle containing or carrying any one or more individual containers of petroleum or flammable material exceeding 250 litres enters or is driven into or upon:

(i) The Premises; or

(ii) The building in which the Premises is situated; or

(iii) Any ramp leading to the Premises; or

(iv) Any ramp leading to any building or any part thereof in which the Premises is situated, if such building or part thereof is used as a multi-story car park, multi-story workshop and factory or as a factory within a building.

## E. Compliance with Regulatory Requirements

### E1 Preliminary Clearance

You must comply with the requirements of the Central Building Plan Unit (CBPU) of National Environment Agency (NEA), Public Utilities Board (PUB) and other Authorities pursuant to your application for preliminary clearance.

### E2 Change of Use of Premises

Changing the use of the Premises can render your operations incompatible with your neighbours' and cause a breach of your agreement(s) with JTC and/or violate the regulations and requirements of the Authorities such as CBPU of NEA, the Water Department of PUB and URA.

If you wish to change the use of the Premises, you must submit an application for the change of use for JTC's approval, and seek clearance from the Authorities, such as CBPU of NEA and URA.

### E3 URA's "60/40 Rule"

URA's guideline specifies that at least 60% of the total gross floor area (GFA) of the Premises should be set aside for industrial / warehousing activities and ancillary stores. The remaining GFA can be used for offices, neutral areas, communal facilities and other such practices endorsed in writing by JTC and the Authorities

You must not use the Premises as a commercial office for purposes unrelated to the authorised / permitted use under your Tenancy / Lease.

You are advised to check URA's website (www.ura.gov.sg) on the latest updates to the "60/40 rule".

### E4 Drainage and Sewerage Systems

You must undertake the construction of an internal drainage system within the Premises to the reasonable satisfaction of JTC. The Drainage Department and Sewerage Department, both of PUB, require you to ensure that:

E4.1 All water collected in the Premises is discharged into the public drains and sewers; and

E4.2 No silt, oil, chemicals, debris, etc. is discharged into any public drains, sewers or watercourses.

Before you carry out any connection works, you must obtain the sewerage and drainage interpretation plans from the Drainage Department and Sewerage Department and consult them with regard to the existing sewerage and drainage systems.

### E5 Discharge of Trade Effluent

To facilitate the commencement of your operations, you must complete the attached form **"Application for Written Permission and Permit to Discharge Trade Effluent"** for permission to discharge trade affluent into the public sewers, and submit it to the Head, Central Building Plan Unit, National Environment Agency, 12th Storey, Environment Building, 40 Scotts Road, Singapore 228231 (Tel No. 67327733).

### E6 Fire Alarm System

In accordance with the requirements of the Fire Safety and Shelter Department (FSSD), you must engage a registered electrical consultant or professional engineer to undertake the planning, design, supervision and maintenance of the fire alarm / heat detector, including any alterations of the existing automatic fire alarm and sprinkler system installation.

The electrical consultant or professional engineer must submit one set of the fire alarm drawings to FSSD for approval. A relevant Professional Engineer, registered with the Professional Engineers Board of Singapore, must sign all air-conditioning, fire alarm and sprinkler system plans.

### E7 Factory Inspectorate

In order to obtain a factory licence before you commence operations, you must complete and submit the attached form, **"Particulars to be Submitted by Occupiers or Intending Occupiers of Factories"** directly to the Chief Inspector of Factories, Occupational Safety and Health Division, Ministry of Manpower, 18 Havelock Road # 03-02, Singapore 059764 (Tel No. 64385122).

### E8 Advertisement and Licensing

If you occupy an entire floor of the Building, you may install signboards on the Building's external parapet walls after obtaining prior consent from JTC's Land Planning Division and a permit from the Advertisement Licensing Section (ALS) of Building and Construction Authority (BCA).

All company signboards, installed at locations other than those above the doors of the Premises, must be approved by JTC. If you wish to install lighted or normal company signboards, you must submit one copy of the layout plan to JTC's Land Planning Division for consent. Advertisement and flickering neon signboards are not allowed.

To assist you in your recruitment efforts, you may display recruitment banners at designated places in the Estate. To do this, you are required to:

E8.1 Submit details of the banner and its location plan to the Flatted Factory and Business Parks Department of JTC; and

E8.2 Obtain a permit from the ALS of BCA after getting JTC's approval.

Please note that only one banner is allowed at any one time and the dimension of the banner must not exceed 1m x 6m.

## E9 Research and Development (Medical)

If the authorised / permitted use under your Tenancy / Lease will include medical or biological R&D activities that involves the testing of animals or other research that may have health implications, you must obtain the necessary prior approvals from the Ministry of Health (MOH) and Agri-food & Veterinary Authority of Singapore (AVA).

## E10 Activities Involving the Use of Explosive and Hazardous Materials

E10.1 For activities that involve the use and / or storage of flammable / combustible liquid of less than 250 litres and / or other flammable materials (all classes) not stored in a safety cabinet, you must obtain the in-principle clearances from the Fire Safety and Shelter Department (FSSD) through the Qualified Person (QP) and Registered Inspectors (RI) before submitting the actual building plan for approval under the Self-Regulation Scheme.

E10.2 For activities that involve the use and / or storage of flammable materials of 250 litres or more, you are required to consult FSSD and provide the following information:

(i) Layout plan of the Premises indicating the intended location of storage and type of fire protection system provided;

(ii) Details of production processes that require the use of flammable materials; and

(iii) Types of flammable materials and quantities to be stored in the Premises.

E10.3 Once you have obtained in-principle no objection from FSSD, you are required to follow up with the necessary submissions through the QP to get clearances / approvals from the Authorities.

## E11 Special Conditions (For Food Companies Only)

E11.1 The sprinkler heads in the sprinkler system for the Premises are suitable for temperature not exceeding 79 degrees Celsius for the production floor and 68 degrees Celsius for the toilets.

E11.2 You must ensure that any waste water discharged from the Premises complies with NEA's regulations, guidelines and limits regarding trade effluent discharge into the sewer system.

E11.3 You must separately collect and dispose any concentrated oils, fats, grease and other chemicals, toxic or otherwise, from the Premises in accordance with NEA's guidelines and regulations.

E11.4 You must ensure that any odour, fume or smoke discharged from the Premises comply with NEA's guidelines and regulations. In the event that such discharge, notwithstanding compliance with NEA's guidelines and regulations, becomes a nuisance or brings inconvenience to JTC, other tenants or lessees or occupiers of adjoining or neighbouring premises, you must install a proper air filtration system and if necessary, improve your production processes, to the reasonable satisfaction of JTC.

E11.5 No washing, preparation or packaging of any raw material, food or final product is allowed in the common area of the Premises.

## E12 Code of Practices

You must abide by the latest Code of Practices for various industries or usage. The Code of Practices may be obtained from SPRING Singapore.

## E13 Occupational Safety and Health

The Ministry of Manpower (MOM) has unveiled a new occupational safety and health framework to make possible quantum improvements in the safety and health at work.

Before any work is carried out, you must conduct risk assessments to:

E13.1 Identify safety and health hazards associated with work activities;

E13.2 Assess the severity or consequences from these hazards and the likelihood of occurrence of accident or ill health;

E13.3 Determine the risk level;

E13.4 Take measures to prevent or control the hazards; and

E13.5 Mitigate the risks as reasonably practicable.

To assist you in conducting the assessment, MOM has published guidance materials on its website (www.mom.gov.sg).

## E14 Energy Efficiency Opportunities Assessment for New Ventures

New industrial facilities and major expansions ("New Ventures") that apply for Planning Permission on or after 1 October 2018 and are from one of the following sectors: -

(1) Manufacturing and related services;
(2) Supply of electricity, gas, steam, compressed air and chilled water sectors; and
(3) Water supply and sewage and waste management sectors,

with annual energy consumption ≥ 54TJ based on 24 hours per day and 365 days of operations at 100% designed production capacity, will be required to: -

(a) carry out energy efficiency opportunities assessment (EEOA) during the design of the facility and submit an EEOA report to the Director-General of Environmental Protection appointed under the Environmental Protection and Management Act ("EPMA") (Cap. 94A), before applying for clearance certificate under the EPMA; and

(b) install instruments and meters for key energy-consuming systems accounting for at least 80% of the New Venture's total energy consumption, and report the energy performance of these systems using measured data.

If the energy bill of your facility is expected to be ≥ \$500,000 annually, your facility is likely to have an annual energy consumption of ≥ 54TJ.

# F. Application for Utilities

## F1 Water Supply

You must approach the Public Utilities Board (PUB) for all plumbing requirements. All plumbing required for additional water supply, including the installation of a water sub-meter, must be carried out by you.

You must submit four copies of sketch plans prepared by a licensed plumber showing the section and layout of the plumbing direct to the Water Department of PUB to assist your application for a water sub-meter. Water supply should not be turned on until a water meter is installed by PUB.

## F2 Electricity

### F2.1 For Flatted and Ramp-up Factories Only

(i) You must engage an Energy Market Authority (EMA) licensed electrical worker to submit two sets of electrical single-line diagrams and electrical layout plans to and in accordance with the requirements of JTC's Facilities Management Section, for endorsement before an application is made to SP Services Ltd to open an account for electricity connection.

(ii) Please contact JTC's Facilities Management Section at The JTC Summit, 8 Jurong Town Hall Road Singapore 609434 (Fax No: 6885 4259) for the requirements.

### F2.2 For Stack-up Factories Only

(i) You must engage an EMA licensed electrical worker to submit two sets of electrical single-line diagrams and electrical layout plans to and in accordance with the requirements of JTC's Facilities Management Section, for endorsement before an application is made to SP Services Ltd to open an account for electricity connection.

(ii) Please contact JTC's Facilities Management Section at The JTC Summit, 8 Jurong Town Hall Road Singapore 609434 (Fax No: 6885 4259) for the requirements.

(iii) All electrical installations and connections must be carried out by an EMA licensed electrical worker. Such installations may commence only after you have submitted an electricity application to SP Services Ltd and obtained their written approval.

(iv) If you require an electrical design load higher than that already available in the vicinity, you must make an application to SP Services Ltd. Such an application will only be considered by SP Services Ltd if there is excess capacity, and if approved, will be subject to the terms and conditions stipulated by them.

(v) You will tap your electrical supply from Power Grid Ltd's switchboard found on the ground floor of the block in which the Premises is located. There are dedicated electrical risers for you to connect the power cable from Power Grid Ltd's switchboard to the intake switchboard at your factory unit.

**Annex A**

**Checklist for Tenant's fit out works and renovation works**

Tenant Name:________________________________

Unit Number:________________________________

| S/N | REGULATION & GUIDELINE | INFORMED* | COMPLIED** | | REMARK |
|---|---|---|---|---|---|
| | | YES | YES | NO | |
| 1 | Proper protection shall be provided from the loading bay to the tenant's unit (eg. the walls, floors, & lifts, etc) before the renovation start | ☐ | ☐ | ☐ | |
| 2 | All measures and precautions to be taken to capture, contain and dispose all pollutants and construction materials during renovation. | ☐ | ☐ | ☐ | |
| 3 | Proper bin or open top container shall be provided by Tenant for fit-out works and construction materials shall be disposed only into own bin / container. | ☐ | ☐ | ☐ | |
| 4 | Tenant shall engage Builder's appointed water proofing vendor for inspection or installation of equipment during the warranty period | ☐ | ☐ | ☐ | |
| 5 | All company signboards that are installed at location other than those above their premises' doors require approval from JTC. | ☐ | ☐ | ☐ | |
| 6 | Transporting of heavy equipment shall be carried out from 1pm to 5pm, Monday to Saturday, excluding public holidays. Capacity of the lift is 1565kg. (It will be 2500kg when Goods/Service lifts are in operation). | ☐ | ☐ | ☐ | |
| 7 | Noisy works shall be carried out only after office hours during renovation | ☐ | ☐ | ☐ | |
| 8 | All the tenants' fittings and fixtures extending or located outside of their premises shall be labelled properly in terms of ownership (company name). | ☐ | ☐ | ☐ | |
| 9 | Tenant shall maintain all the fittings and fixtures within and outside their premises that are installed and handed over to them by JTC such as sprinkler fittings, emergency lightings, wirings pipings, air-conditioning and inclusive | ☐ | ☐ | ☐ | |

| | | | | | |
|---|---|---|---|---|---|
| | of those located outside their premises. | | | | |
| 10 | Access to the roof shall be from 8am to 5pm, Monday to Saturday | ☐ | ☐ | ☐ | |
| 11 | **The maximum depth that can be drilled before it hits the water proofing is 30mm. This serves as a guide; tenant has to engage a QP for proper site supervision and plans submission to ensure that the building's structural integrity is not affected.** | ☐ | ☐ | ☐ | *** |
| 12 | All pipe penetrations through walls shall be sealed with approved fire-stopping material. | ☐ | ☐ | ☐ | |
| 13 | The openings at the roof top for penetrations of ductworks, pipings wirings, etc shall be properly sealed / reinstated to prevent water seepage. | ☐ | ☐ | ☐ | |
| 14 | Tenant shall engage Builder's appointed sprinkler vendor for sprinkler works if any alteration work required during the defect liability period | ☐ | ☐ | ☐ | |
| 15 | The existing basic sprinkler installation shall not be disturbed. Additional sprinkler pipes are only allowed to be connected to the tee-off point provided or to the main distribution pipe if tee-off points are not provided. | ☐ | ☐ | ☐ | |
| 16 | Proper insulation or protection shall be provided to the floor, ceiling and walls of the premises if the moisture condensation was generated due to Tenant's activities. (Eg. Excessive heat or cold or 24/7 hrs operation of equipments, etc). | ☐ | ☐ | ☐ | |
| 17 | Electrical meter panel shall be mounted 350mm away from the inner wall towards the door in the meter closet. | ☐ | ☐ | ☐ | |
| 18 | Each meter closet shall be shared by two tenants and, 1st tenants' meter panel must not take more than half of the wall space. (left and right arrangement) | ☐ | ☐ | ☐ | |
| 19 | Electrical cables shall be installed within allocated space of the provided trays. Allocation shall be administered by FMC. All cables shall be enclosed in conduit pipes. | ☐ | ☐ | ☐ | |
| 20 | Tenant shall disconnect JTC electrical supply to **card access reader** in the tenants' premises and shall connect to Tenant's own electrical supply. | ☐ | ☐ | ☐ | |

| | | | | | |
|---|---|---|---|---|---|
| 21 | **Emergency electrical supply is chargeable in accordance to usage and the demand amperage.**<br>**Please fill in a separate application form (Annex G).** | | | | |
| 22 | Tenant shall disconnect JTC emergency power supply to **exit lights** and the **emergency lightings** in the tenants' premises and shall connect to Tenant's emergency power supply. | | | | |
| 23 | Tenants are advised to cater for emergency power supply for any critical equipment in view of power outage and also during any electricity shutdown for repair or electrical licensing testing. | | | | |
| 24 | JTC shall not be responsible for any signal/electromagnetic interference that may arise after the renovation / installation. | | | | |
| **25** | **The final connection to JTC's pipings shall be inspected and witnessed by JTC and its contractors.** | | | | *** |
| 26 | Lab Exhaust fans shall be installed within their allocated space at the roof. Allocation shall be administered by Facilities Maintenance Company (FMC). | | | | |
| 27 | Besides compliance to the relevant authorities in terms of toxicity, proximity and direction of air inlet and outlet, etc, tenant shall also install charcoal element filter to eliminate unpleasant odour or foul smell. | | | | |
| **28** | **Tenants shall conduct a chemical flushing of their chilled water pipings and fill it with water treated with anti-rust etc. over duration of at least 24 hours. A water samples will be collected for testing. The whole process shall be witnessed by a JTC representative.** | | | | *** |
| **29** | **Proper flushing of the systems shall be carried out and certified laboratory test reports shall be submitted to JTC before the connection to the JTC's services. The collection of the water sample for testing shall be witnessed by a JTC representative. (Eg. Chilled water pipes, sprinkler pipes, etc).** | | | | *** |

| | | | | | |
|---|---|---|---|---|---|
| **30** | **Tenants shall submit a test report for the water sampling of their chilled water pipings.** | ☐ | ☐ | ☐ | *** |
| 31 | Do not modify or dismantle JTC's chilled water pipings. | ☐ | ☐ | ☐ | |
| 32 | Chilled water shall not be used for manufacturing, testing or other work processes and shall not used as a cooling agent for machinery and equipment | ☐ | ☐ | ☐ | |
| 33 | Condensate water shall be discharged to designated drainpipes. | ☐ | | | |

* JTC / FMC to inform Tenant before the fit out works.

** JTC / FMC to inspect during and after the fit out works.

Remark: ______________________________

______________________________

Briefed by:-

Signature: ______________________

Name of JTC / FMC Officer: ______________

Date: ______________

Acknowledged by:-

Signature : ______________

Name of Tenant: ______________

Date: ______________

**Form R1** **Annex B**

To: JTC Corporation FED

Dear Sir

**APPLICATION FOR RENOVATION WORKS**

We wish to seek permission to carry out the following works in the office unit at
# ____________________

Type of Works to be carried out:

______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________

We attach herewith the necessary plans and details of the works to be carried out

| ____________________ | ____________________ | ____________________ |
|---|---|---|
| Name of Applicant | Signature of Applicant | Date |

**We confirm that there *will be/will not be any Hot Works to be carried out at the work area.**

**Renovation Works *include/exclude removal of ceiling boards at common corridor.**

***Delete where applicable.***

**Note:**

Any modification pertaining to the structure of the building **MUST** be accompanied with a Professional Engineer's certification.

The façade of the building must be maintained and any modification pertaining to the façade is subject to the approval of the FMC.

**Annex B**

**Form R2**

To: JTC Corporation FED

**APPLICATION FOR FTTTING-OUT/TENANCY WORK**

Name of Tenant (Company) : ______________________________

Location : ______________________________

Floor & Department : ______________________________

Contact Person : ______________________________

Telephone No : ______________________________

APPLICATION FOR COMMENCEMENT OF FITTING~OUT/TENANCY WORK

Name of Contractor : ______________________________

Contact Person : ______________________________

Telephone No. : ______________________________

Date of Commencement : ______________________________

Expected Date of Completion: ______________________________

We authorize the Contractors mentioned above to carry out fitting-out work in our premises.

We hereby agree and undertake to keep the FMC fully indemnified in respect of all claims, losses, liabilities or damages made against, suffered or incurred by the FMC as a result of a breach by the Contractor, its Managing Agents, of any of the term and conditions, requirements and work procedures mentioned in the guidelines or as a result of any of the works undertaken by the Contractor for fitting-out the said premises.

Name of User's : ____________________

Signature / Company Stamp : ____________________

Date : ____________________

**Annex B**

## Form R3

To: JTC Corporation FED

**INSPECTION OF COMMON AREAS ON COMMENCEMENT OF FITTING OUT WORKS AT ____________________ FLOOR: ________________**

Date of Commencement : ________________________

Date of Completion : ________________________

Inspection of Common Areas on : ________________________

Inspected By : ________________________

(1) On____________Floor                Extent of damages

a) Wall : ____________________________________________________

____________________________________________________

b) Floor : ____________________________________________________

____________________________________________________

c) Ceiling : ____________________________________________________

____________________________________________________

d) Goods Lift : ____________________________________________________

____________________________________________________

e) Others : ____________________________________________________

____________________________________________________

**Name of Contractor**

| | | | |
|---|---|---|---|
| Hand-over | : ____________________<br>Company | Take-over | : ____________________<br>Company |
| Company Stamp | : ____________________ | Company Stamp | : ____________________ |
| Name | : ____________________ | Name | : ____________________ |
| Signature | : ____________________ | Signature / Date | : ____________________ |
| Contact No | : ____________________ | Contact No | : ____________________ |

**Form R4**

To: JTC Corporation FED

**INSPECTION OF COMMON AREAS ON COMPLETION OF FITTING OUT WORKS AT __________________ FLOOR: _______________**

Date of Commencement : ________________________

Date of Completion : ________________________

Inspection of Common Areas on : ________________________

Inspected By : ________________________

(1) On____________Floor Extent of damages

a) Wall : ____________________________________________________

____________________________________________________

b) Floor : ____________________________________________________

____________________________________________________

c) Ceiling : ____________________________________________________

____________________________________________________

d) Goods Lift : ____________________________________________________

____________________________________________________

e) Others : ____________________________________________________

____________________________________________________

**Name of Contractor**

| | | | |
|---|---|---|---|
| Hand-over | : ____________________ Company | Take-over | : ____________________ Company |
| Company Stamp | : ____________________ | Company Stamp | : ____________________ |
| Name | : ____________________ | Name | : ____________________ |
| Signature | : ____________________ | Signature / Date | : ____________________ |
| Contact No | : ____________________ | Contact No | : ____________________ |

# TENANTS' RENOVATION GUIDE

## 1. 0 GENERAL NOTES TO CONTRACTORS

1.1 Administrative Arrangement for Contractors

1.1.1 Before entering the building, the Contractor and all his workmen must register at the Goods Delivery Centre (Loading Bay) at Level 1, indicating the areas which they are carrying out the renovation work. They are required to complete and submit to the FMC the relevant Application for Security Clearance Form (see ***Forms A(1-2)*** attached herein) and exchange their original credentials such as identification card, employment pass, work permits, etc for a valid pass in order to access into the building/work site. All workers must wear and display their passes at all times within the building. Contractors who wish to work beyond the office hours must inform the Facilities Management Company (FMC) in advance and it is at the FMC's discretion to approve such works. Any Contractor and his workmen who do not obtain Security Clearance will be barred from further entry to the building premises.

1.2 The Contractor must appoint a supervisor who must be present at all times at the site when works are being carried out. The name of the supervisor and his contact number shall be made known to the FMC. If there is a change in the supervisor, the FMC must be informed immediately.

1.3 The Contractor shall ensure that adequate protection is provided for the floorings, walls, doors of the front, rear of the lobbies, lifts and over the path which the workmen will use during the renovation period and remove them immediately when the renovation works have been completed.

1.4 The Contractor must ensure that adequate protection is given to the lift's wall and flooring when transferring heavy or bulky materials to and from the work areas under renovation.

1.5 Contractor shall provide proper and adequate warning signage and barriers during the progress of works. These signage and barriers must be placed at strategic locations to warn occupants/public of any possible danger that may occur.

1.6 All Contractors are to exercise their utmost care during the course of their work to ensure that they or their workmen do not litter, deface or damage any part of the building.

1.7 Joint inspection by the FMC and the Contractor will be conducted prior to and after the completion of the renovation / A&A works to ensure that there are no damages to the common area or the building premises. See ***Forms R3 and R4*** attached herein.

## 2.0 ACCESS INTO THE BUILDING

2.1 The Contractors shall make the necessary application by completing the Application For Renovation Works Form (See ***Form R1*** attached) to be submitted to the FMC for

approval. Application must be made at least two weeks in advance before the commencement of any works.

2.2 All drawings and details of the renovation works must be attached to the Application Form to be submitted for FMC's approval. Contractors and his workmen shall complete the Application for Security Clearance Form (refer to ***Forms A(1-2)*** attached herein) in order to obtain a valid pass to be allowed access into the building for the commencement of work only when approval has been given of the application.

2.3 Contractors shall ensure that no illegal immigrants are deployed to work at Biopolis. Any foreign workmen employed shall be in possession of the necessary work permits.

2.4 Fitting-out/ Tenancy works are allowed to be carried out only during office hours at the following times:

Monday to Friday 7.00 am to 6.00 pm

subject to no complaints from other User's/Tenants in the vicinity. No fitting-out/tenancy works are allowed to be carried out on Sundays and Public Holidays. All noisy works or other works that are likely to cause annoyance, nuisance or inconvenience to other Users/Tenants of the buildings are to be carried out after office hours.

2.5 All works to be carried out must be confined within the job site. No work is allowed to be carried out at the common areas and the workmen are restricted to the site of the contracted works. Contractors are not allowed to trespass into other areas of the premises.

2.5 If the User's/Tenant's unit is carrying out partial fitting-out/tenancy works, the contractors must erect canvas, screen or other means to segregate the work site from other areas to prevent dust pollution.

2.6 Any damages to the property during renovation work must be made good to match their original condition.

2.7 Upon completion of works, the Contractor must ensure that all affected areas are to be cleaned up satisfactorily and handed over to FMC.

### 3.0 WORKMEN'S BEHAVIOUR

3.1 The Contractor shall be responsible for the conduct of his workmen while they are deployed to carry out the works within the building.

3.2 No smoking is allowed anywhere within the building. Any person found to be smoking within the building will be evicted from the premises and barred from further entry into the building premises.

3.3 Any worker found misbehaving or refusing to comply with the guidelines or security procedures shall be evicted from the premises and barred from further entry into the building premises.

3.4 Workmen must be in proper attire when working within the premises. No slippers are allowed.

## 4.0 TOILET FACILITIES

4.1 The Contractor must ensure that the toilet facilities are not abused and should maintain general cleanliness of the toilet at the end of each working day. No waste arising from the renovation works shall be discharged into the facilities provided in the toilets and the FMC reserves the right to withdraw the use of such facilities.

4.2 The Contractor and his workmen may be restricted to use only designated toilets located within the building.

4.3 Workmen are not allowed to take shower within the premises.

4.4 Any Contractor or his workmen caught urinating and/or defecating at any areas other than the toilets will be expelled and barred from the site immediately.

## 5.0 CLEANING

5.1 The Contractor will be responsible for cleaning the premises on a daily basis during the period of the fitting-out/tenancy works. This will include the removal of the cartons/boxes/containers which have been used for the transportation of the materials/equipments.

5.2 The Contractor shall replace dirtied or damaged ceiling boards at the common corridor due to their renovation works at their own costs.

## 6.0 GOODS LIFT

6.1 The Goods Lift shall be available for use to deliver building materials, equipments, fittings, fixtures, debris etc. No passenger lift shall be used for this purpose. The Contractor and his workmen must exercise utmost care not to damage or overload the lift.

6.2 The Contractor shall not use any object to block the door opening of the Goods Lift which would cause inconvenience to other users/tenants.

## 7.0 SAFETY REGULATIONS

7.1 Contractors shall at all times observe and comply with all prevailing laws and regulation related to safety and shall bear all costs connected with the compliance of the safety aspects.

7.2 The Contractor shall ensure that their materials, tools and equipment are kept within the work area so as not to cause any obstruction to the common corridors, fire escape route, etc as well as to any users/tenants.

7.3 Any alteration to the existing fire protection system in the building shall be prior approved by the FMC and the relevant authorities.

7.4 The FMC will be assisting the Contractors to isolate the fire alarm system, draining off the sprinkler system and informed the security on the above works. The appointed Fire Protection Contractors will have to blank off the sprinkler points and leakages. Upon the completion of the sprinkler works, the FMC will charge up the sprinkler system and normalize the system back into operation and informed the security on the completion of the sprinkler works at the end of each working day.

7.5 Contractor shall ensure that workmen who erected and use scaffoldings possess a valid license issued by the relevant authorities to carry out the works.

## 8.0 PRECAUTIONARY ACTIONS FOR HOT WORKS

8.1 The Contractors shall make the necessary Hot Works application using **Form R1** as attached. Application must be made on a daily basis at the FMC office. The Contractors and his workmen shall be allowed access into the building for the commencement of work only when the application for work permit had been submitted and approved by the FMC.

8.2 The Contractors applying for a hot works to carry out any cutting or welding work shall have to comply with the following precautionary list

8.3 All hot work operations is strictly not allowed in the building without prior written approval from the FMC.

8.4 Hot works must be carried out in the presence of the Contractor's designated Site Supervisor or licensed safety supervisor.

8.5 The site supervisor shall ensure that all necessary preventive measures are taken, additional safety guidelines must be observed and followed throughout the duration of the job.

8.6 For these areas within 35ft of work, the site supervisor must ensure that:

- Floor is swept clean.
- Any combustible, if cannot be removed, shall be wet down, covered with damp sand or metal or asbestos sheet.
- Combustible materials and flammable liquids are removed or else protected with non-combustible covers, guards or metal shields.
- Gas tests are conducted to ensure absence of flammable vapors or gases.
- Suitable extinguishers are supplied on site.
- No smoking is allowed at the working areas.
- Notices shall be displayed to indicate that Hot Works in Progress including the contact person and telephone numbers.

## 9.0 STRUCTURAL WORKS REQUIREMENTS

9.1 FMC will not permit any major structural alterations to the building. Application for minor alternations may be considered by the FMC where special circumstances

warrant; the merit of each case will be evaluated and decided at the discretion of the FMC.

9.2 It is the responsibility of the User/Tenant to highlight areas on the submission/drawings where heavy loading may occur resulting from a particular equipment or works. This is to allow the Structural Consultant to assess the structural implications.

9.3 No structural part of the building will be allowed to be tampered with under any circumstances. Care must be exercised in hacking out the cement screed so that no damage is caused to the floor slab, columns, beams and structural part of the premises or common property. Additional structural loading must be certified by the Professional Structural Engineer.

9.4 Installation of safe or machinery will not be allowed unless prior certification is obtained from the Professional Engineer.

9.5 Any demolition or erection of brick wall must be supervised and certified by the Professional Structural Engineer to the effect that the brick wall is non-load bearing or the existing floor slab can withstand the additional load of the brick wall.

## 10.0 TECHNICAL EARTHING

10.1 No upgrading of electricity supply is allowed to be carried out unless detailed drawings are submitted by the applicant and approved by JTC's Licensed Electrical Engineer. Subject to availability, a non-refundable upgrading fee will be charged depending on the extent of the additional electricity supply required by the applicant, such upgrading works must be carried out by approved Licensed Electrician and testing is to be approved by Power Supply Ltd

10.2 Any alternation or modification of electrical circuit within the premises must be approved by the Licensed Electrical Engineer of JTC. Works to be carried out by approved Licensed Electrician and testing are to be approved by Power Supply Ltd.

10.3 The Tenant shall arrange to open an account with Power Supply Ltd for the installation of the Power Supply sub-meter. The Tenant shall ensure that the usage of power supply will not exceed the power supply allowable for the premises. The Tenant shall ensure that no light fittings or other fixtures are allowed to be installed in the common passageway.

## 11.0 FIRE PROTECTION SYSTEM

11.1 Any alternation or modification to the existing fire protection systems within the premises is not allowed unless prior written approval from JTC is obtained. Any alternation or modification to the existing fire protection systems must be supervised and certified by Qualified Engineer. Works must be carried out by appointed Term Contractor of JTC.

11.2 The fire alarm system is provided in the building to monitor and verify each addressable heat or smoke detectors and manual call point as well as to initiate emergency operation of lifts, pressurization and ventilation fans, emergency announcement/ fire evacuation. These equipment are not to be

tampered/used/altered without written approval from the FMC. Any approved addition and alternation of the aforesaid items has to be reinstated or tested to the satisfaction of all parties concerned. The FMC has to be informed daily before the commencement of work such as testing, isolation, shut service valve or drain out the systems.

## 12.0 AIR-CONDITIONING SYSTEM

12.1 Any alternation or modification to the existing air-conditioning systems within the premises is not allowed unless prior written approval from the FMC is obtained. Any alternation or modification to the existing air-conditioning systems must be carried out by the endorsed by Consultant or Professional Engineer. No booster/extracting fans are allowed to be installed at the air-conditioning outlets to extracts cool air from the central system. The main ducting along the common passageway must not be tampered with in any circumstances.

12.2 The return path to the AHU at the ceiling level is not allowed to be sealed or impeded in any way.

12.3 Air-conditioning shall not be provided at the work area throughout the renovation period. All the supply and return air-con grilles must be properly sealed throughout the period of works. This is to prevent entry of dust and dirt into the air-con ducts causing pollution and contamination of the central air-conditioning supply air.

12.4 The computer-based supervisory control system located at FCC is installed to monitor and control the optimum operation of the entire air-conditioning system as well as the operating status/alarm of electrical switchgears, water tanks, fire pumps, pressurization and ventilation fans.

## 13.0 EMERGENCY VOICE COMMUNICATION SYSTEM (EVCS)

13.1 The Emergency Voice Communication System consists of:

(A) 1-way Communication

PA System : Located at all offices areas and common area such as lift lobbies, staircases, toilets, lift cars and etc.

(B) 2-way Communication

. Fireman Intercom: Located at the smoke free lobbies.

Lift car Intercom: Located in the lift cars.

Note: The Card Reader System and Emergency Voice Communications System wiring are not to be tampered with without written approval from the FMC. Should there be any announcements made, the Users/Tenants must react accordingly.

## 14.0 OTHERS

14.1 The Applicant shall allow the authorized Officer of the FMC to access into the office under renovation for the purpose of checking to ensure that no unauthorized works are being carried out.

14.2 The FMC in its absolute discretion reserves the right to reject any application and revoke any permit granted. The FMC shall not be held liable for any damages arising from the rejection of the application of revocation of the permit.

---

## ACKNOWLEDGEMENT

I ______________________ of ________________________________________________

Blk ________ #__________ agree to the above terms and conditions for renovation works.

________________________________ ______________________

Name & Signature of Applicant Date

Annex C

**Occupational Safety and Health Division**

18 Havelock Road #03-02
Singapore 059764
Tel: 64385122
www.mom.gov.sg
mom_oshd@mom.gov.sg

MINISTRY OF MANPOWER

# Activity-based Risk Assessment Form

This form may take you 30 minutes to complete.
You will need the following information to fill in the form:

- Process Flow Chart

## ACTIVITY-BASED RISK ASSESSMENT

| INVENTORY OF WORK ACTIVITIES | | |
|---|---|---|
| Company: | | |
| No. | Process/Location | Work Activities |
| | | |
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Instructions on how to use Activity-Based Risk Assessment Form can be found in **Guidelines on Risk Assessment**

| ACTIVITY-BASED RISK ASSESSMENT FORM | | | | | |
|---|---|---|---|---|---|
| **Company:** | | **Conducted by:**<br>**(Names, designations)**<br>**(Date)** | | | |
| **Process/ Location:** | | | | | |
| **Approved by:**<br>**(Name, designation)**<br>**(Date)** | | **Last Review Date:** | | **Next Review Date:** | |

| 1. Hazard Identification | | | | 2. Risk Evaluation | | | | 3. Risk Control | |
|---|---|---|---|---|---|---|---|---|---|
| 1a. | 1b. | 1c. | 1d. | 2a. | 2b. | 2c. | 2d. | 3a. | 3b. |
| No. | Work Activity | Hazard | Possible Accident / Ill Health & Persons-at-Risk | Existing Risk Control (if any) | Sev-erity | Likeli-hood | Risk Level | Additional Risk Control | Action Officer, Designation (Follow-up date) |
| | | | | | | | | | |
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Instructions on how to use Activity-Based Risk Assessment Form can be found in **Guidelines on Risk Assessment**

## JTC Corporation

### Permission to Work In Common Area

**APPLICATION**

(To be completed by the tenant/occupier of JTC premises or external service provider such as Telco, PG etc.)

| | |
|---|---|
| Name of Applicant: | Contact No: |
| Company Name & Address: | Company Fax No: |
| | Email Address: |

Type(s) of work involved in this application: [Please tick (✓) the relevant boxes]

| | | | |
|---|---|---|---|
| 1. Hot Works | ☐ | 6. Installation & use of scaffold | ☐ |
| 2. Lifting Operations | ☐ | 7. Excavation work* | ☐ |
| 3. Entry into confined space | ☐ | 8. Hacking/reinstatement of parapet and/or wall* | ☐ |
| 4. Use of boom lift or aerial platform | ☐ | 9. Installation of temporary generator* | ☐ |
| 5. Installation and use of Gondola | ☐ | 10. Others, specify: | ☐ |

Brief description of the works to be carried out [Please provide information on the exact location(s) & areas to be cordoned off and where the machineries/vehicles/equipment to be deployed.]:

Expected Duration of Work- From: (Date) (Hrs) To: (Date) (Hrs)

Name of applicant's service provider(s) involved in the works:

| **CHECKLIST FOR APPLICANT** (Please tick the relevant boxes) | Yes | No | Remarks |
|---|---|---|---|
| 1. Has comprehensive risk assessment (RA) been carried out for the works involved? | ☐ | ☐ | |
| 2. Have everyone involved been informed of the RA and control measure(s)? | ☐ | ☐ | |
| 3. Are proper barricades and safety signs available for the closure of work area(s)? | ☐ | ☐ | |
| 4. Is/are the service provider(s) engaged for the work competent? | ☐ | ☐ | |
| 5. Is/are the work(s) to be carried out supervised by a competent person? | ☐ | ☐ | |
| 6. Are the locations/areas involved suitable for the works? | ☐ | ☐ | |
| 7. Are the machinery/equipment used approved by the relevant authorities? | ☐ | ☐ | |

***Applicant's Certification***

I/We am/are fully aware of the safety requirements under the Workplace Safety and Health Act 2006 and undertake to comply with these requirements and any other safety requirements imposed by the relevant authorities.

Signature of Applicant and Date

**@APPROVAL** (for JTC or its agent's use only)

Your application is ***#Approved subjected / Rejected due*** to the following:

| | |
|---|---|
| Department & Name of Officer: | Contact No: |
| Signature: | Date: |

*Plan endorsement is required. #Delete where applicable.

@Disclaimer: The applicant and his/her service provider are responsible for ensuring the operation is carried out safely by competent persons and the work place is safe for anyone that may be affected by the operation. The granting of permit by JTC shall not be construed as JTC being responsible in any way, for any accident that may arise directly or indirectly from your work activities.

## JTC Corporation

### Terms and Conditions for Granting Permission to Work In Common Area

1. Application

   Applicant is required to submit the completed application form with a copy of all the relevant certificates to JTC at least two days in advance. She/he is required to specify the type, location, date, time and duration of the work and ensure that the works are carried out safely, the necessary safety precautions are taken and the work activities do not pose a risk to the safety & health of anyone.

   JTC reserves the right to reject any application or revoke the permission granted in the event that the applicant gives false or inaccurate or insufficient information or fail to take safety precautions or causes undue inconvenience to other users of the common areas.

2. Relevant Certificates

   Relevant certificates include the certificates of competency for the persons who carry out the works and the certificates of fitness for the machine(s)/equipment(s)/appliance(s) to be used to carry out the works.

3. Warning Signs and Notices

   The applicant shall put up sufficient warning signs prominently at all the affected areas to alert any person that may be affected by the work.

4. Housekeeping

   The applicant shall ensure that good housekeeping is maintained at all time and prevent the accumulation of waste, combustible material in the work area and ensure escape routes are not obstructed.

6. Barricades

   The applicant is required to provide adequate barricades to safeguard the safety and health of anyone that may be affected by the works.

7. Completion of Work/Expiry of Permit

   The applicant shall upon the completion of work ensure affected areas are cleared of all debris, tools, equipment & accessories and notify JTC during office hour to check the conditions of the areas before handing over the areas back to JTC. It is the responsibility of the applicant to inform JTC upon the expiry of the permits and renew such permits before resuming work.

8. Applicant's Responsibility to Ensure Works Are Carried Out Safely

   The applicant is responsible for ensuring the works are carried out and supervised by competent persons, the works are carried out in a safe manner and all affected areas are safe for anyone that may be affected by the works.

9. It will take approximately 15 minutes to complete this form if all relevant information are readily available.

# Guide for Handling of Application for Temporary Electricity Supply

1. Upon receiving the application from tenant, PE is to unlock the power point for tenant's usage and inform him the last day of the temporary usage.

2. After the tenant has completed the usage, PE to calculate the charges up till the last day and submit the amount in application form to RO for billing.

**APPLICATION FOR TEMPORARY ELECTRICITY SUPPLY TO PREMISES IN FLATTED FACTORIES / TERRACE WORKSHOPS WHERE SUPPLY IS TAKEN FROM THE BUILDING MAINS**

I/We of M/s ____________________________________ at (address) ____________________________________________, telephone no. ___________, wish to apply for temporary electricity supply for our renovation works at the above address.

We would like to tap the electricity supply temporarily from the 13 Amps switch socket at the lift lobby/corridor of ________ storey with effect from __________.

We understand and agree that we shall pay for all temporary supply charges as indicated below:-

a) Administrative fee per application: $25/-
b) Tapping from 13 Amps switch-socket per socket per day: $6/-
(Sundays and Public Holidays included)
c) The above charges will be subject to prevailing GST

We shall take all necessary safety precautions in connection with this tapping of the temporary electricity supply and provide an ELCB throughout the tapping period.

We shall be fully responsible for any losses, claims or damages arising from the tapping of the above temporary electricity supply.

_________________________
Stamp and Signature of Tenant

Name of Applicant: ________________

Name of Company: ________________

Designation: ______________________

Telephone: _______________________

Date: ____________________________

_________________________
Signature of JTC Officer

Name: ____________________

Designation: _______________

Telephone: ________________

Date: _____________________

=====================================================================

To: RO

a) Administrative fee per application: $25/-

b) Period of tapping (From __________ to __________): _____ days x $6/-
:___________

c) _____% GST on item (a) & (b): _______________

d) Total amount payable: _______________

Please bill the company for the amount of _______________ due for tapping of temporary electricity supply accordingly. Thanks.

Submitted by PE: _________________________ Date: ____________________

Approved by RO: _______________________ Date: ___________________

Ref: JTC______

Date:

Name of Company:
Address
Singapore

Dear Sir

**PAYMENT FOR TAPPING OF TEMPORARY ELECTRICITY SUPPLY AT**

**___________________________________________________________**

We refer to your application for temporary electricity supply.

We note that you have tapped the temporary electricity supply from ________ to _______ to facilitate your work.

Please remit to the Corporation (cheque made out to JTC Corporation) the amount of $______(inclusive of GST) being payment for the electricity supply within two weeks from the date of this letter. Your payment should be sent to JTC office at the address given here:

*(Cluster Name)*
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434.

Yours faithfully

______________________
RO
Designation
DID:
Fax:
Email:

cc PE/ _________ – Please assist to monitor payment is received from company.
Billing & Collection
Registry – KIV 2 weeks

**Annex F**

# Use of Loading/Unloading Bay

Please complete this form and submit to the JTC FED (Mr Toh TOH_Jian_Ming@jtc.gov.sg; Mr Soh: SOH_Hwee_Chuan@jtc.gov.sg; Ms Ng: NG_Hwee_Peng@jtc.gov.sg). Tenants are to submit form at least 3 hours prior to the use of the loading/unloading bay.

Date of Use: ____________________

Expected Time of Use: ____________________

Name of Delivery Company: ____________________

Delivery Vehicle Number: ____________________

Applicant Details:

____________________
Name of Tenant Company

Name of requester: ____________________ Company Stamp: ____________________

Mobile No. : ____________________

| | |
|---|---|
| Brief Description of Delivery | |

**List Of Tools / Equipments to be Delivered (If Applicable)**

| **S/No** | **Items Descriptions** | **Quantity** |
|---|---|---|
| | | |
| | | |
| | | |
| | | |

## Form CS/3
## Letter of Consent from the Landlord/Management Corporation

To: SP Services Ltd
111 Somerset Road #01-10
Singapore 238164

Fax No. 63048289

ELECTRICITY SUPPLY TO ______________________________

(Full Address of the Customer)

FOR

______________________________

(Name of Customer)

TOTAL LOAD ALLOWED FOR: ____________________ AT ____________________ VOLTS

PART I

1. I have checked the loading of the electrical installation of the abovementioned building/complex and hereby confirm that the abovementioned load requirement can be catered for from the rising/horizontal mains system/main switchboard of the building/complex, and the total approved load to the entire building/complex will not be exceeded.

2. I have no objection for the abovementioned load to be connected to the rising/horizontal mains system/main switchboard of the building/complex.

3. The Electrical Installation Licence No. of the building/complex is ____________________.

4. The electrical installation of the building/complex from which this load is to be connected is

☐ Unmetered (i.e. without Master Account)

☐ Metered under Master Account No. ____________________.

5. I will check to ensure that the abovementioned installation is compatible with the electrical installation of the building/complex.

______________________________
Signature of Licensed Electrical Worker

Date: ____________________

Licence No: _____/__________

Tel No: ____________________

Name: ______________________________

Address: ______________________________ S (__________)

PART II

I hereby give consent for the abovementioned customer to tap electricity supply of a capacity indicated above from the rising/horizontal mains system/main switchboard of the building/complex.

______________________________
Signature of authorised person

Date: ____________________

______________________________
Name

______________________________
Designation

Official Stamp of the
landlord/developer/management corporation

131011

JTC Corporation
Building Services Dept
Facilities & Estate Management
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Breaking New Ground

JTC ELECT:1

**Tenant's Copy**

Application No. ____________________

Date ____________________

Director
Facilities & Estates Management Division
JTC Corporation

APPLICATION FOR NEW/EXTENSION/UPGRADING/REWIRING/DOWNGRADING/ OF ELECTRICITY SUPPLY TO PREMISES IN FLATTED FACTORIES/TERRACE WORKSHOPS/OFFICES AND OTHER JTC'S BUILDING WHERE ELECTRICITY SUPPLY IS TAKEN FROM THE CORPORATION'S MAINS

1. I/We wish to apply for electricity supply on behalf of my / our client, M/s ____________________
   at (present address) ____________________
   ____________________ Tel/ Fax No ____________________

2. Particulars with regards to this application are as follows:

   a. Location of factory ____________________ Block No ____________________
      Unit No ____________________
   b. Name of Consulting Firm (if any) ____________________
      Address ____________________ Tel / Fax No ____________________
   c. Name of Contracting Firm ____________________
      Address ____________________ Tel / Fax No ____________________
      Total applied load ____________________ Amperes at 230/400 volts

3. Attached are 2 sets of electrical layout plans and single-line drawing for your processing and retention.

____________________
Stamp & Signature of Licensed
Electrical Worker

EMA License No : ____________________

Note : i) Please complete and submit 1 set of form together with SPSL's Form CS/3
ii) This form JTC ELECT:1 shall be completed in duplicate

(For Official Use Only)

**Tenant's Copy**

M/S ______________________________

______________________________ Date ____________________

______________________________

With reference to your application overlead and drawing submitted. We wish to advise that:

1. *Your application of ____________ Amp at 3 / single phase, 400/230V is approved and the supply shall be taken from Riser No. __________

   * Your application for an additional supply of _____ Amp at 3 / single phase, 400/230V is approved and the supply to the premise will now be fixed at _____ Amp. per phase of 3 / single phase to be taken from Riser No. ____________________

2. You shall make an appointment 7 days in advance with

   Mr. ______________________________ at tel: 1800-5332211 (toll-free)

   Please bring along this form and one set of endorsed electrical single-line drawings for the appointment.

3. In carrying with the electrical installation, please note that:

   a. Mould Case Circuit Breaker at the approved rating shall be provided and installed in JTC switchroom by your contractor.

   b. Application shall be made to SPSL (Supply Application Section) for final approval, meter installation and turning-on of electricity supply, it is the requirement of SPSL that this form must be submitted together with SPSL's application form.

   c. Tap-off unit of rating equally to the approved load shall be provided and installed by your contractor for the following:

      i) Approved load above 600 amperes, 3-phase

      ii) Approved load 600 amperes, 3-phase and below if there is no available tap-off unit in the respective JTC building

   d. Remarks:-

      i)

      ii)

4. For further clarification, please contact the undersigned or any other officer at the Facilities Management Section, JTC at telephone 68833781 or 68833775 or 68833777

5. For any other enquiry, please call JTC Contact Centre Hotline at 1800-5687000

| CONSUMER MAIN SWITCH BOARD SETTINGS (APPROVED BY JTC) | | | | |
|---|---|---|---|---|
| CIRCUIT BREAKER | E/F (AMPS) | TIME DELAY (SECS) | O/L (AMPS) | TIME DELAY (SECS) |
| | | | | |
| | | | | |
| | | | | |

For DIRECTOR
Facilities & Estates Management Division
JTC CORPORATION

*Delete whichever is not applicable

JTC Corporation
Building Services Dept
Facilities & Estate Management
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

JTC ELECT:1

JTC Site Staff's Copy

Application No. ____________________

Date ____________________

Director
Facilities & Estates Management Division
JTC Corporation

APPLICATION FOR NEW/EXTENSION/UPGRADING/REWIRING/DOWNGRADING/ OF ELECTRICITY SUPPLY TO PREMISES IN FLATTED FACTORIES/TERRACE WORKSHOPS/OFFICES AND OTHER JTC'S BUILDING WHERE ELECTRICITY SUPPLY IS TAKEN FROM THE CORPORATION'S MAINS

1. I/We wish to apply for electricity supply on behalf of my / our client, M/s ____________________
   at (present address) ____________________
   ____________________ Tel/ Fax No ____________________

2. Particulars with regards to this application are as follows:

   a. Location of factory ____________________ Block No ____________________
      Unit No ____________________
   b. Name of Consulting Firm (if any) ____________________
      Address ____________________ Tel / Fax No ____________________
   c. Name of Contracting Firm ____________________
      Address ____________________ Tel / Fax No ____________________
      Total applied load ____________________ Amperes at 230/400 volts

3. Attached are 2 sets of electrical layout plans and single-line drawing for your processing and retention.

____________________
Stamp & Signature of Licensed
Electrical Worker

EMA License No : ____________________

Note : i) Please complete and submit 1 set of form together with SPSL's Form CS/3
ii) This form JTC ELECT:1 shall be completed in duplicate

(For Official Use Only)

JTC ELECT:1

**JTC Site Staff's Copy**

M/S ______________________

______________________

______________________

Date ______________________

With reference to your application overlead and drawing submitted. We wish to advise that:

1. *Your application of ______________ Amp at 3 / single phase, 400/230V is approved and the supply shall be taken from Riser No. ____________

   * Your application for an additional supply of _____ Amp at 3 / single phase, 400/230V is approved and the supply to the premise will now be fixed at ______Amp. per phase of 3 / single phase to be taken from Riser No. ______________

2. You shall make an appointment 7 days in advance with

   Mr. ______________________ at tel: 1800-5332211 (toll-free)

   Please bring along this form and one set of endorsed electrical single-line drawings for the appointment.

3. In carrying with the electrical installation, please note that:

   a. Mould Case Circuit Breaker at the approved rating shall be provided and installed in JTC switchroom by your contractor.

   b. Application shall be made to SPSL (Supply Application Section) for final approval, meter installation and turning-on of electricity supply, it is the requirement of SPSL that this form must be submitted together with SPSL's application form.

   c. Tap-off unit of rating equally to the approved load shall be provided and installed by your contractor for the following:

      i) Approved load above 600 amperes, 3-phase

      ii) Approved load 600 amperes, 3-phase and below if there is no available tap-off unit in the respective JTC building

   d. Remarks:-

      i)

      ii)

4. For further clarification, please contact the undersigned or any other officer at the Facilities Management Section, JTC at telephone 68833781 or 68833775 or 68833777

5. For any other enquiry, please call JTC Contact Centre Hotline at 1800-5687000

| CONSUMER MAIN SWITCH BOARD SETTINGS (APPROVED BY JTC) | | | | |
|---|---|---|---|---|
| CIRCUIT BREAKER | E/F (AMPS) | TIME DELAY (SECS) | O/L (AMPS) | TIME DELAY (SECS) |
| | | | | |
| | | | | |
| | | | | |

For DIRECTOR
Facilities & Estates Management Division
JTC CORPORATION

*Delete whichever is not applicable

JTC Corporation
Building Services Dept
Facilities & Estate Management
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Breaking New Ground

JTC ELECT:1A

JTC CIM's Copy

Application No. ____________________

Date ____________________

Director
Facilities & Estates Management Division
JTC Corporation

DECLARATION TO CARRY OUT ELECTRICAL INSTALLATION TO ____________________
____________________(location of premises)

1. We of M/s ____________________ wish to inform JTC that we have appointed
M/s ____________________
at ____________________
Tel/ Fax No ____________________ to be our electrical consultant / contractor

2. We herby agree and declare that the carrying out of electrical installation and connection to obtain supply from JTC's switchroom will be at our sole risk. We will indemnify JTC against claims of damages that may be caused by us when we are carrying out the installation and connection works. In the process of our works, damage of whatever nature to JTC installation and equipment shall by make good by us.

3. We agree that the Corporation reserves the right to re-distribute the allocated electricity supply given to us and install further electrical equipment for the purpose of providing electricity to other tenant in the building.

4. We also agree that the Corporation reserves the right to have unhindered access to our switchboard and accessories for inspection purpose.

5. We have installed electricity switchgears and equipment in JTC's switchroom and we will ensure that no other person shall use the above gears and equipment without our consent. We have the right to remove such gears and equipment at any time provided that we have given JTC at least fourteen (14) days notice to arrange for shut-down of supply. We undertake to maintain the above equipment including tap-off unit on loan from JTC in good condition at all time. We will be responsible for the repaid as and when required.

____________________
Company's Stamp & Signature of Tenant

Name: ____________________

Designation: ____________________

(For Official Use Only)

JTC ELECT:1A

**JTC CIM's Copy**

M/S ____________________

____________________

____________________

Date ____________________

With reference to your application overlead and drawing submitted. We wish to advise that:

1. *Your application of ________________ Amp at 3 / single phase, 400/230V is approved and the supply shall be taken from Riser No. ______________

   * Your application for an additional supply of______ Amp at 3 / single phase, 400/230V is approved and the supply to the premise will now be fixed at _______Amp. per phase of 3 / single phase to be taken from Riser No. ____________________

2. In carrying with the electrical installation, please note that:
   a. Mould Case Circuit Breaker at the approved rating shall be provided and installed in JTC switchroom by your contractor.
   b. Application shall be made to SPSL (Supply Application Section) for final approval, meter installation and turning-on of electricity supply, it is the requirement of SPSL that this form must be submitted together with SPSL's application form.
   c. Tap-off unit of rating equally to the approved load shall be provided and installed by your contractor for the following:
      i) Approved load above 600 amperes, 3-phase
      ii) Approved load 600 amperes, 3-phase and below if there is no available tap-off unit in the respective JTC building
   d. Remarks:-
      i)
      ii)

3. For further clarification, please contact the undersigned or any other officer at the Facilities Management Section, JTC at telephone 68833781 or 68833775 or 68833777

4. For any other enquiry, please call JTC Contact Centre Hotline at 1800-5687000

| CONSUMER MAIN SWITCH BOARD SETTINGS (APPROVED BY JTC) | | | | |
|---|---|---|---|---|
| CIRCUIT BREAKER | E/F (AMPS) | TIME DELAY (SECS) | O/L (AMPS) | TIME DELAY (SECS) |
| | | | | |
| | | | | |
| | | | | |

For DIRECTOR
Facilities & Estates Management Division
JTC CORPORATION

*Delete whichever is not applicable

JTC Corporation
Building Services Dept
Facilities & Estate Management
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Breaking New Ground

JTC ELECT:3

JTC CIM's Copy

Date ____________________

Director
Facilities & Estates Management Division
JTC Corporation

NOTIFICATION FOR TAKE-OVER EXISTING ELECTRICAL INSTALLATION IN PREMISES IN FLATTED FACTORIES /TERRANCE WORKSHOP /OFFICES AND OTHER JTC'S BUILDING WHERE ELECTRICITY SUPPLY IS TAKEN FROM THE CORPORATION'S MAIN

1. We wish to inform you that I have taken over the electrical installation in the following premises: -

| | | |
|---|---|---|
| Name of Present Company | : | |
| Location of Factory | : | |
| Block No. & Unit Nos. | : | |
| Existing Approved Electrical Load | | ____________ Amperes of 230 / 400V |

2. I further confirm that:
   a) There is no change to the electrical installation
   b) I have engaged a Licensed Electrical Worker (LEW) ____________
      EMA License No: ____________ who has checked the existing installation within the premises and recommended that this electrical installation is safe to operate and that no changes needed to be made to the electrical plans submitted by the previous occupant for the existing installation.
   c) *I have engaged a Licensed Electrical Worker
      EMA License No: ____________ to maintain and license the electrical installation.
   d) I will submit application to JTC for any amendment to the existing installation.

____________________
Company's Stamp & Signature of Tenant

____________________
Stamp & Signature of LEW

Name: ____________________

Designation: ____________________

Name of Appointed

LEW: ____________________

EMA License No: ____________________

*for supply exceeding 45 KVA only

Date: ____________

Name of Tenant's Company : ____________________

Address : ______________________________

Contact Person Name : ________________ HP: ____________ Email/Fax : ____________

**PAYMENT ADVICE FOR SPRINKLER WATER DISCHARGE AT 79 AYER RAJAH CRESCENT**

With reference to your application for the addition & alteration/reinstatement work to the existing fire protection system at 79 Ayer Rajah Crescent Singapore 139955 unit__________, please submit the following into the collection box at JTC Information Counter at The JTC Summit , 8 Jurong Town Hall Road, Singapore 609434 before 3pm of the working day;

1) Cheque payment of S$267.50 (include 7% GST), payable to "JTC Corporation" for the water discharge fee. Cheque No. __________
2) Payment advice for water discharge fee
3) A copy of Notice of Approval (NOA) from SCDF/FSSB (for addition & alteration work)

Please note the following requirements:

a) Your application will be processed by the next working day. The JTC / FMC officer-in-charge will send you an email / fax confirmation and the Property Executive will contact you and arrange for water discharge to be carried out. (Normally three working days advance notice is required). Prior to the water discharge, please forward a copy of the copy of approved plan(s) by SCDF/FSSB (for addition & alteration work) to the Property Executive / FMC.

b) You have to make arrangement for your own contractor to carry out the sprinkler pipe connection after JTC has carried out the water discharge work.

c) You have to take all necessary precautions during the course of work and adhere strictly to the requirements as stipulated in the guidelines for the installation work. Any damages to JTC's existing services would have to be made good by you.

d) Each payment advice is valid for ONE discharge per control valve only. You are required to make another payment of the same amount for any subsequent water discharge, if needed.

e) **After each sprinkler water discharge, the sprinkler system pressure has to be charged back with water and pressure normalised by 5.00pm each day during weekdays.**

____________________
JTC Officer/FMC Agency
Name :
Tel :

Please fill in the address of receipt to be sent if different from above :

Address: ____________________
____________________
____________________

____________________
Tenant's stamp and signature